UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07687

Nuveen Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbachar

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
Asset Allocation
Funds
31 August
2018
Nuveen Asset
Allocation Funds
Fund Name	Class A	Class C	Class R3	Class I
Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSACX	FSASX	FSAYX
Nuveen Strategy Balanced Allocation Fund	FSGNX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSJCX	FSJSX	FSFYX
Nuveen Strategy Growth Allocation Fund	FSNAX	FSNCX	FSNSX	FSGYX
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Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
After growing in sync with the rest of the world in 2017, the U.S. economy has emerged as the leader in 2018. U.S. stock markets have largely shrugged off trade war risks and escalating tariffs, while China’s manufacturing activity has weakened, European export sales have slowed and business outlooks around the world have dimmed. Within emerging markets, a stronger U.S. dollar and rising interest rates have negatively impacted financial markets for those countries most vulnerable to tightening global conditions. Additionally, global markets have remained watchful of geopolitical concerns, including the ongoing Brexit negotiations, North Korea relations and rising populism around the world, which pose a range of outcomes that are difficult to predict.
Despite these risks, global growth remains intact, although at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending has helped boost the U.S. economy’s momentum. Economic growth in Europe, the U.K. and Japan stabilized after a sluggish start to 2018 and China’s policy makers remain committed to supporting their domestic economy. Subdued inflation pressures have kept central bank policy in line with expectations, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.
Headlines and political turbulence will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
October 22, 2018

Portfolio Managers’
Comments
Nuveen Strategy Aggressive Growth Allocation Fund
Nuveen Strategy Balanced Allocation Fund
Nuveen Strategy Conservative Allocation Fund
Nuveen Strategy Growth Allocation Fund
During the reporting period, Keith B. Hembre, CFA and Derek B. Bloom, CFA, were the portfolio managers for the four Funds. They assumed portfolio management responsibilities in December 2013. The portfolio managers make the Funds’ allocation decisions in consultation with the Asset Allocation and Quantitative Investment Team that operates in Nuveen Solutions, a unit of Nuveen Asset Management, LLC (NAM). The team is responsible for managing global multi-asset class strategies using macro, top-down quantitative analysis.
Effective August 31, 2018, Keith Hembre was removed as portfolio manager. On September 4, 2018 (subsequent to the close of this reporting period), Nathan S. Shetty was named a portfolio manager to the Funds.
Here the portfolio managers discuss economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended August 31, 2018.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended August 31, 2018?
After maintaining a moderate pace of growth for most of the twelve-month reporting period, the U.S. economy accelerated in the second quarter of 2018. In the April to June period, economic stimulus from tax cuts and deregulation helped lift the economy to its fastest pace since 2014. The “third” estimate by the Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew at an annualized rate of 4.2% in the second quarter, up from 2.2% in the first quarter, 2.3% in the fourth quarter of 2017 and 2.8% in the third quarter of 2017. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and, in the second quarter, tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in August 2018 from 4.4% in August 2017 and job gains averaged around 194,000 per month for the past twelve months. Average hourly earnings grew at an annualized rate of 2.9% in August 2018, the largest jump in wages since 2009. The Consumer Price Index (CPI) increased 2.7% over the twelve-month reporting period ended August 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as homes became less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, rose 6.0% in July 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.5% and 5.9%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve's (Fed) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in September 2018 (after the close of this reporting period), was the third rate hike in 2018 and the eighth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. The September meeting confirmed the market’s expectations of another increase in December 2018, followed by three increases in 2019. Notably, the Fed’s statement dropped “accommodative” from the description of its monetary policy, which Chairman Powell explained did not represent a change in the course of policy but rather an acknowledgement of the strengthening economy. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.
Geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July, the U.S. and the Europe Union announced they would refrain from further tariffs while they negotiate trade terms, and in October (after the close of this reporting period), the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. The U.S. and China resumed trade negotiations in August, but the talks yielded little progress. Meanwhile, in March the U.K. and European Union (EU) agreed in principle to the Brexit transition terms, but political instability in the U.K. in July 2018 and the EU’s rejection of Prime Minister Theresa May’s proposal has clouded the outlook. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy, and Turkey’s currency crisis and its diplomatic tension with the U.S. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran after President Trump withdrew from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.
How did the Funds perform during the twelve-month reporting period ended August 31, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year and ten-year periods ending August 31, 2018. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Morningstar Index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in the report.
Nuveen Strategy Aggressive Growth Allocation Fund
What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2018?
The Fund’s Class A Shares at NAV underperformed both the Lipper classification average and the Morningstar Index for the twelve-month reporting period ended August 31, 2018.
This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of capital growth. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 90% stock funds with the remaining 10% allocated to fixed income, commodities and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.
With the exception of a minor correction in the early part of 2018, U.S. equity markets continued to grind higher throughout the reporting period supported by strong earnings growth and fiscal stimulus. Trade war concerns, however, weighed on emerging markets, and the political situation in Italy provided a headwind to non-U.S. equities. The Fed continued to hike interest rates on a quarterly basis, causing fixed income securities to underperform as interest rates in the U.S. increased steadily across the yield curve.

In the equity portion of the Fund, we positioned the portfolio with a relative underweight to domestic equities, an overweight to foreign developed market equities and a slight underweight to emerging market equities during this reporting period. We underweighted domestic stocks because we believed that U.S. equity valuations were high relative to the MSCI EAFE Index and to their own history. Also, we were concerned that U.S. equities would react negatively to both the Feds interest rate hikes and its balance sheet reduction. Within the Fund’s domestic market allocation, we favored large-cap equities relative to small-cap equities. In the fixed income segment of the portfolio, we maintained an overweight to the Nuveen Short Term Bond Fund, while maintaining an underweight to the Fund’s core fixed income allocation during this reporting period. This effectively shortened the duration of the fixed income portfolio, which lessened its sensitivity to interest rate increases.
In terms of performance, the Fund’s relative underweight to U.S. equities was the primary reason for the shortfall versus the Morningstar Index and Lipper classification average during the reporting period. The Fund’s overweight to short-term fixed income relative to core fixed income was, however, beneficial to relative performance during the reporting period, as was the aggregate contribution from the underlying funds.
During the reporting period, we tactically used additional equity and currency futures to adjust the Fund’s allocation to equity investments and currency exposure. The currency futures had negligible impact on performance, while the equity futures contracts had a negative impact. The aggregate impact of all futures contracts on Fund performance was negative during the reporting period.
What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2018?
In an effort to achieve its objective of providing a high level of capital growth, the majority of the Nuveen Strategy Aggressive Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.
At the end of the reporting period, the Nuveen Strategy Aggressive Growth Allocation Fund’s top five holdings were:
Holding	Weighting
Nuveen Dividend Value Fund	11.4%
Nuveen International Growth Fund	10.9%
Nuveen NWQ International Value Fund	10.7%
Nuveen Santa Barbara Dividend Growth Fund	7.7%
Nuveen Short Term Bond Fund	6.8%
We maintained the Fund’s overall portfolio allocations during the reporting period. The primary themes for the Fund continued to be an underweight position in U.S. equities, an overweight to developed international equities and an underweight to interest rate exposure (duration).
For the underweight to U.S. equities, we actively adjusted exposures between the large- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.
We kept the Fund’s overall allocation to international equities largely unchanged. At the end of the reporting period, the Fund was positioned with an overweight to international developed equities and a modest underweight to emerging market equities.
Within the Fund’s fixed income portfolio, we maintained an underweight position in core fixed income relative to short-term bonds, which resulted in an underweight to duration and lessened the portfolio’s interest rate sensitivity. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, including both investment grade and high yield municipals.
In terms of the Fund’s real estate allocation, we continued to maintain a small overweight. This allocation was unchanged over the reporting period and did not contribute significantly to performance. We primarily achieved the Fund’s real estate exposure through a position in the Nuveen Real Estate Securities Fund. The Fund held no direct commodity exposure during the reporting period.

Portfolio Managers’ Comments (continued)
We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.
Nuveen Strategy Balanced Allocation Fund
What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2018?
The Fund’s Class A Shares at NAV underperformed both the Lipper classification average and the Morningstar Index for the twelve-month reporting period ended August 31, 2018.
This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth and current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 60% stock funds with the remaining 40% allocated to fixed income, commodities and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.
With the exception of a minor correction in the early part of 2018, U.S. equity markets continued to grind higher throughout the reporting period supported by strong earnings growth and fiscal stimulus. Trade war concerns, however, weighed on emerging markets, and the political situation in Italy provided a headwind to non-U.S. equities. The Fed continued to hike interest rates on a quarterly basis, causing fixed income securities to underperform as interest rates in the U.S. increased steadily across the yield curve.
In the equity portion of the Fund, we positioned the portfolio with a relative underweight to domestic equities, an overweight to foreign developed market equities and a slight underweight to emerging market equities during this reporting period. We underweighted domestic stocks because we believed that U.S. equity valuations were high relative to the MSCI EAFE Index and to their own history. Also, we were concerned that U.S. equities would react negatively to both the Feds interest rate hikes and its balance sheet reduction. Within the Fund’s domestic market allocation, we favored large-cap equities relative to small-cap equities. In the fixed income segment of the portfolio, we maintained an overweight to the Nuveen Short Term Bond Fund, while maintaining an underweight to the Fund’s core fixed income allocation during this reporting period. This effectively shortened the duration of the fixed income portfolio, which lessened its sensitivity to interest rate increases.
In terms of performance, the Fund’s relative underweight to U.S. equities was the primary reason for the shortfall versus the Morningstar Index and Lipper classification average during the reporting period. The Fund’s overweight to short-term fixed income relative to core fixed income was, however, beneficial to relative performance during the reporting period, as was the aggregate contribution from the underlying funds.
During the reporting period, we tactically used additional equity and currency futures to adjust the Fund’s allocation to equity investments and currency exposure. The currency futures had negligible impact on performance, while the equity futures contracts had a negative impact. The aggregate impact of all futures contracts on Fund performance was negative during the reporting period.
What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2018?
In an effort to achieve its objective of providing both capital growth and current income, the majority of the Nuveen Strategy Balanced Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.
At the end of the reporting period, the Nuveen Strategy Balanced Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Core Bond Fund	16.2%
Nuveen Short Term Bond Fund	10.5%
Nuveen Dividend Value Fund	7.1%
Nuveen NWQ International Value Fund	6.7%
Nuveen International Growth Fund	6.4%
We maintained the Fund’s overall portfolio allocations during the reporting period. The primary themes for the Fund continued to be an underweight position in U.S. equities, an overweight to developed international equities and an underweight to interest rate exposure (duration).
For the underweight to U.S. equities, we actively adjusted exposures between the large- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.
We kept the Fund’s overall allocation to international equities largely unchanged. At the end of the reporting period, the Fund was positioned with an overweight to international developed equities and a modest underweight to emerging market equities.
Within the Fund’s fixed income portfolio, we maintained an underweight position in core fixed income relative to short-term bonds, which resulted in an underweight to duration and lessened the portfolio’s interest rate sensitivity. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, including both investment grade and high yield municipals.
In terms of the Fund’s real estate allocation, we continued to maintain a small overweight. This allocation was unchanged over the reporting period and did not contribute significantly to performance. We primarily achieved the Fund’s real estate exposure through a position in the Nuveen Real Estate Securities Fund. The Fund held no direct commodity exposure during the reporting period.
We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.
Nuveen Strategy Conservative Allocation Fund
What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2018?
The Fund’s Class A Shares at NAV underperformed both the Lipper classification average and the Morningstar Index for the twelve-month reporting period ended August 31, 2018.
This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of current income consistent with limited risk to capital. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 70% allocated to fixed income and commodities, and 30% equity funds and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.
The Fed continued to hike interest rates on a quarterly basis, causing fixed income securities to underperform as interest rates in the U.S. increased steadily across the yield curve. With the exception of a minor correction in the early part of 2018, U.S. equity markets continued to grind higher throughout the reporting period supported by strong earnings growth and fiscal stimulus. Trade war concerns, however, weighed on emerging markets, and the political situation in Italy provided a headwind to non-U.S. equities.
In the fixed income segment of the portfolio, we maintained an overweight to the Nuveen Short Term Bond Fund, while maintaining an underweight to the Fund’s core fixed income allocation during this reporting period. This effectively shortened the duration of the fixed income portfolio, which lessened its sensitivity to interest rate increases. In the equity portion of the Fund, we positioned the

Portfolio Managers’ Comments (continued)
portfolio with a relative underweight to domestic equities, an overweight to foreign developed market equities and a slight underweight to emerging market equities during this reporting period. We underweighted domestic stocks because we believed that U.S. equity valuations were high relative to the MSCI EAFE Index and to their own history. Also, we were concerned that U.S. equities would react negatively to both the Feds interest rate hikes and its balance sheet reduction. Within the Fund’s domestic market allocation, we favored large-cap equities relative to small-cap equities. .
In terms of performance, the Fund’s overweight to short-term fixed income relative to core fixed income was beneficial to relative performance during the reporting period, as was the aggregate contribution from the underlying funds. However, the Fund’s relative underweight to U.S. equities was the primary reason for the shortfall versus the Morningstar Index and Lipper classification average during the reporting period.
During the reporting period, we tactically used additional equity and currency futures to adjust the Fund’s allocation to equity investments and currency exposure. The currency futures had negligible impact on performance, while the equity futures contracts had a negative impact. The aggregate impact of all futures contracts on Fund performance was negative during the reporting period.
What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2018?
In an effort to achieve its objective of providing a high level of current income with limited risk to capital, the majority of the Nuveen Strategy Conservative Allocation Fund continued to be positioned in fixed income securities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.
At the end of the reporting period, the Nuveen Strategy Conservative Allocation Fund’s top five holdings were:
Holding	Weighting
Nuveen Core Bond Fund	23.9%
Nuveen Short Term Bond Fund	15.3%
Nuveen Core Plus Bond Fund	9.6%
Nuveen Inflation Protected Securities Fund	6.4%
Nuveen Dividend Value Fund	5.3%
We maintained the Fund’s overall portfolio allocations during the reporting period. The primary themes for the Fund continued to be an underweight to interest rate exposure (duration), an underweight position in U.S. equities and an overweight to developed international equities.
Within the Fund’s fixed income portfolio, we maintained an underweight position in core fixed income relative to short-term bonds, which resulted in an underweight to duration and lessened the portfolio’s interest rate sensitivity. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, including both investment grade and high yield municipals.
For the underweight to U.S. equities, we actively adjusted exposures between the large- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.
We kept the Fund’s overall allocation to international equities largely unchanged. At the end of the reporting period, the Fund was positioned with an overweight to international developed equities and a modest underweight to emerging market equities.
The Fund held no direct commodity exposure during the reporting period.
We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Nuveen Strategy Growth Allocation Fund
What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2018?
The Fund’s Class A Shares at NAV underperformed both the Lipper classification average and the Morningstar Index for the twelve-month reporting period ended August 31, 2018.
This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth with a moderate level of current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 75% stock funds with the remaining 25% allocated to fixed income, commodities and other securities including exchange-traded funds, closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.
With the exception of a minor correction in the early part of 2018, U.S. equity markets continued to grind higher throughout the reporting period supported by strong earnings growth and fiscal stimulus. Trade war concerns, however, weighed on emerging markets, and the political situation in Italy provided a headwind to non-U.S. equities. The Fed continued to hike interest rates on a quarterly basis, causing fixed income securities to underperform as interest rates in the U.S. increased steadily across the yield curve.
In the equity portion of the Fund, we positioned the portfolio with a relative underweight to domestic equities, an overweight to foreign developed market equities and a slight underweight to emerging market equities during this reporting period. We underweighted domestic stocks because we believed that U.S. equity valuations were high relative to the MSCI EAFE Index and to their own history. Also, we were concerned that U.S. equities would react negatively to both the Feds interest rate hikes and its balance sheet reduction. Within the Fund’s domestic market allocation, we favored large-cap equities relative to small-cap equities. In the fixed income segment of the portfolio, we maintained an overweight to the Nuveen Short Term Bond Fund, while maintaining an underweight to the Fund’s core fixed income allocation during this reporting period. This effectively shortened the duration of the fixed income portfolio, which lessened its sensitivity to interest rate increases.
In terms of performance, the Fund’s relative underweight to U.S. equities was the primary reason for the shortfall versus the Morningstar Index and Lipper classification average during the reporting period. The Fund’s overweight to short-term fixed income relative to core fixed income was, however, beneficial to relative performance during the reporting period, as was the aggregate contribution from the underlying funds.
During the reporting period, we tactically used additional equity and currency futures to adjust the Fund’s allocation to equity investments and currency exposure. The currency futures had negligible impact on performance, while the equity futures contracts had a negative impact. The aggregate impact of all futures contracts on Fund performance was negative during the reporting period.
What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2018?
In an effort to achieve its objective of providing capital growth with a moderate level of current income, the majority of the Nuveen Strategy Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.
At the end of the reporting period, the Nuveen Strategy Growth Allocation Fund’s top five holdings were:

Portfolio Managers’ Comments (continued)
Holding	Weighting
Nuveen Dividend Value Fund	9.5%
Nuveen Short Term Bond Fund	8.3%
Nuveen Santa Barbara Dividend Growth Fund	7.9%
Nuveen International Growth Fund	7.5%
Nuveen NWQ International Value Fund	7.5%
We maintained the Fund’s overall portfolio allocations during the reporting period. The primary themes for the Fund continued to be an underweight position in U.S. equities, an overweight to developed international equities and an underweight to interest rate exposure (duration).
For the underweight to U.S. equities, we actively adjusted exposures between the large- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.
We kept the Fund’s overall allocation to international equities largely unchanged. At the end of the reporting period, the Fund was positioned with an overweight to international developed equities and a modest underweight to emerging market equities.
Within the Fund’s fixed income portfolio, we maintained an underweight position in core fixed income relative to short-term bonds, which resulted in an underweight to duration and lessened the portfolio’s interest rate sensitivity. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, including both investment grade and high yield municipals.
In terms of the Fund’s real estate allocation, we continued to maintain a small overweight. This allocation was unchanged over the reporting period and did not contribute significantly to performance. We primarily achieved the Fund’s real estate exposure through a position in the Nuveen Real Estate Securities Fund. The Fund held no direct commodity exposure during the reporting period.
We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen funds). Generally, your cost to invest in asset allocation funds will be greater than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, volatility related to small- and mid-cap stocks, the potential high volatility of commodities, foreign securities risk, and credit and interest-rate risk related to debt securities. The Funds’ potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.
Dividend Information
Nuveen Strategy Conservative Allocation Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects the Fund's past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, it may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.
As of August 31, 2018, Nuveen Conservative Allocation Fund had a positive UNII balance for tax purposes and financial reporting purposes.
All monthly dividends paid by the Nuveen Strategy Conservative Allocation Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distribution was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6-Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Strategy Aggressive Growth Allocation Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	9.45%	8.45%	6.43%
Class A Shares at maximum Offering Price	3.15%	7.18%	5.80%
Morningstar Aggressive Target Risk Index	12.73%	10.22%	8.15%
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Classification Average	11.62%	9.25%	6.96%
Class C Shares	8.56%	7.65%	5.63%
Class R3 Shares	9.10%	8.18%	6.16%
Class I Shares	9.68%	8.71%	6.68%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.50%	7.43%	7.43%
Class A Shares at maximum Offering Price	0.37%	6.17%	6.80%
Class C Shares	5.77%	6.63%	6.64%
Class R3 Shares	6.25%	7.16%	7.16%
Class I Shares	6.80%	7.70%	7.70%
Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.43%	2.18%	1.68%	1.18%
Net Expense Ratios*	1.24%	1.99%	1.49%	0.99%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.
* The expense ratios include acquired fund fees and expenses of 0.74%, which reflect the fees and expenses of underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment as of August 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Strategy Balanced Allocation Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.60%	6.12%	5.58%
Class A Shares at maximum Offering Price	(1.43)%	4.87%	4.96%
Morningstar Moderate Target Risk Index	7.36%	7.17%	6.65%
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average	6.50%	6.48%	5.95%
Class C Shares	3.82%	5.33%	4.79%
Class R3 Shares	4.37%	5.85%	5.31%
Class I Shares	4.86%	6.40%	5.84%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.15%	5.37%	6.48%
Class A Shares at maximum Offering Price	(2.74)%	4.13%	5.85%
Class C Shares	2.46%	4.58%	5.70%
Class R3 Shares	2.91%	5.11%	6.22%
Class I Shares	3.51%	5.65%	6.75%
Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.22%	1.97%	1.47%	0.97%
Net Expense Ratios*	1.17%	1.92%	1.42%	0.92%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.
* The expense ratios include acquired fund fees and expenses of 0.67%, which reflect the fees and expenses of underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment as of August 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Strategy Conservative Allocation Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.38%	3.94%	4.70%
Class A Shares at maximum Offering Price	(4.48)%	2.72%	4.08%
Morningstar Moderately Conservative Target Risk Index	4.81%	5.46%	5.52%
Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average	3.27%	4.60%	4.82%
Class C Shares	0.57%	3.16%	3.91%
Class R3 Shares	1.12%	3.68%	4.44%
Class I Shares	1.55%	4.20%	4.96%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.88%	3.48%	5.44%
Class A Shares at maximum Offering Price	(4.94)%	2.27%	4.82%
Class C Shares	0.16%	2.71%	4.66%
Class R3 Shares	0.63%	3.22%	5.17%
Class I Shares	1.23%	3.75%	5.71%
Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.18%	1.93%	1.43%	0.93%
Net Expense Ratios*	1.10%	1.85%	1.35%	0.85%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.
* The expense ratios include acquired fund fees and expenses of 0.60%, which reflect the fees and expenses of underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment as of August 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Strategy Growth Allocation Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of August 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.96%	7.82%	6.31%
Class A Shares at maximum Offering Price	1.77%	6.54%	5.68%
Morningstar Moderately Aggressive Target Risk Index	10.19%	8.86%	7.54%
Lipper Mixed-Asset Target Allocation Growth Funds Classification Average	9.49%	8.21%	6.90%
Class C Shares	7.11%	7.00%	5.52%
Class R3 Shares	7.71%	7.54%	6.04%
Class I Shares	8.19%	8.09%	6.57%
Average Annual Total Returns as of September 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.66%	6.93%	7.27%
Class A Shares at maximum Offering Price	(0.38)%	5.67%	6.64%
Class C Shares	4.92%	6.14%	6.48%
Class R3 Shares	5.45%	6.67%	7.00%
Class I Shares	5.97%	7.21%	7.55%
Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.34%	2.09%	1.59%	1.09%
Net Expense Ratios*	1.23%	1.98%	1.48%	0.98%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.
* The expense ratios include acquired fund fees and expenses of 0.73%, which reflect the fees and expenses of underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment as of August 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of August 31, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.
Nuveen Strategy Aggressive Growth Allocation Fund
Fund Allocation (% of net assets)
Affiliated Equity Funds	83.6%
Affiliated Fixed Income Funds	13.4%
U.S. Government And Agency Obligations	2.8%
Money Market Funds	0.5%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Dividend Value Fund (Class R6)	11.4%	17.43%
Nuveen International Growth Fund (Class R6)	10.9%	10.47%
Nuveen Large Cap Core Fund (Class R6)	5.3%	25.36%
Nuveen Large Cap Growth Fund (Class I)	3.5%	26.69%
Nuveen Large Cap Growth Fund (Class R6)	3.4%	26.76%
Nuveen Large Cap Select Fund (Class I)	6.8%	22.13%
Nuveen Large Cap Value Fund (Class R6)	4.9%	20.69%
Nuveen NWQ International Value Fund (Class I)	10.7%	3.62%
Nuveen NWQ Large-Cap Value Fund (Class I)	4.5%	14.64%
Nuveen Real Asset Income Fund (Class R6)	1.0%	1.58%
Nuveen Real Estate Securities Fund (Class R6)	2.1%	5.52%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	7.7%	17.95%
Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Growth Opportunities Fund (Class R6)	3.6%	33.72%
Nuveen Small Cap Select Fund (Class R6)	0.9%	14.97%*
Nuveen Small Cap Value Fund (Class R6)	3.6%	15.13%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.3%	29.00%
Affiliated Fixed Income Funds
Nuveen Core Bond Fund (Class R6)	5.8%	(0.86)%
Nuveen High Yield Municipal Bond Fund (Class R6)	0.8%	5.32%
Nuveen Short Term Bond Fund (Class R6)	6.8%	0.69%
*	Since inception return: Share class commenced operation on February 28, 2018.

Nuveen Strategy Balanced Allocation Fund
Fund Allocation (% of net assets)
Affiliated Equity Funds	59.7%
Affiliated Fixed Income Funds	38.1%
U.S. Government And Agency Obligations	1.8%
Money Market Funds	0.6%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%
Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Dividend Value Fund (Class R6)	7.1%	17.43%
Nuveen Global Infrastructure Fund (Class R6)	1.3%	(1.55)%
Nuveen International Growth Fund (Class R6)	6.4%	10.47%
Nuveen Large Cap Core Fund (Class R6)	2.5%	25.36%
Nuveen Large Cap Growth Fund (Class I)	2.6%	26.69%
Nuveen Large Cap Growth Fund (Class R6)	2.1%	26.76%
Nuveen Large Cap Select Fund (Class I)	4.7%	22.13%
Nuveen Large Cap Value Fund (Class R6)	3.0%	20.69%
Nuveen NWQ International Value Fund (Class I)	6.7%	3.62%
Nuveen NWQ Large-Cap Value Fund (Class I)	2.7%	14.64%
Nuveen Real Asset Income Fund (Class R6)	1.5%	1.58%
Nuveen Real Estate Securities Fund (Class R6)	1.5%	5.52%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	5.5%	17.95%
Nuveen Small Cap Growth Opportunities Fund (Class R6)	4.0%	33.72%
Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Select Fund (Class R6)	1.6%	14.97%*
Nuveen Small Cap Value Fund (Class R6)	4.0%	15.13%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	2.5%	29.00%
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	1.3%	1.68%
Nuveen Core Bond Fund (Class R6)	16.2%	(0.86)%
Nuveen Core Plus Bond Fund (Class R6)	4.7%	(0.94)%
Nuveen High Yield Municipal Bond Fund (Class R6)	1.0%	5.32%
Nuveen Inflation Protected Securities Fund (Class R6)	4.4%	0.72%
Nuveen Short Term Bond Fund (Class R6)	10.5%	0.69%
*	Since inception return: Share class commenced operation on February 28, 2018.

Holding Summaries    as of August 31, 2018 (continued)
Nuveen Strategy Conservative Allocation Fund
Fund Allocation (% of net assets)
Affiliated Fixed Income Funds	58.5%
Affiliated Equity Funds	39.2%
U.S. Government And Agency Obligations	1.8%
Money Market Funds	0.7%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%
Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Dividend Value Fund (Class R6)	5.3%	17.43%
Nuveen Global Infrastructure Fund (Class R6)	3.1%	(1.55)%
Nuveen International Growth Fund (Class R6)	3.0%	10.47%
Nuveen Large Cap Core Fund (Class R6)	1.5%	25.36%
Nuveen Large Cap Growth Fund (Class I)	1.4%	26.69%
Nuveen Large Cap Growth Fund (Class R6)	1.6%	26.76%
Nuveen Large Cap Select Fund (Class I)	3.2%	22.13%
Nuveen Large Cap Value Fund (Class R6)	2.6%	20.69%
Nuveen NWQ International Value Fund (Class I)	2.7%	3.62%
Nuveen NWQ Large-Cap Value Fund (Class I)	2.5%	14.64%
Nuveen Real Asset Income Fund (Class R6)	1.3%	1.58%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	2.8%	17.95%
Nuveen Small Cap Growth Opportunities Fund (Class R6)	2.1%	33.72%
Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Select Fund (Class R6)	2.4%	14.97%*
Nuveen Small Cap Value Fund (Class R6)	2.1%	15.13%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	1.6%	29.00%
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	2.1%	1.68%
Nuveen Core Bond Fund (Class R6)	23.9%	(0.86)%
Nuveen Core Plus Bond Fund (Class R6)	9.6%	(0.94)%
Nuveen High Yield Municipal Bond Fund (Class R6)	1.2%	5.32%
Nuveen Inflation Protected Securities Fund (Class R6)	6.4%	0.72%
Nuveen Short Term Bond Fund (Class R6)	15.3%	0.69%
*	Since inception return: Share class commenced operation on February 28, 2018.

Nuveen Strategy Growth Allocation Fund
Fund Allocation (% of net assets)
Affiliated Equity Funds	78.9%
Affiliated Fixed Income Funds	18.5%
U.S. Government And Agency Obligations	2.4%
Money Market Funds	0.4%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%
Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Dividend Value Fund (Class R6)	9.5%	17.43%
Nuveen Global Infrastructure Fund (Class R6)	1.5%	(1.55)%
Nuveen International Growth Fund (Class R6)	7.5%	10.47%
Nuveen Large Cap Core Fund (Class R6)	4.5%	25.36%
Nuveen Large Cap Growth Fund (Class I)	3.6%	26.69%
Nuveen Large Cap Growth Fund (Class R6)	3.5%	26.76%
Nuveen Large Cap Select Fund (Class I)	7.1%	22.13%
Nuveen Large Cap Value Fund (Class R6)	4.7%	20.69%
Nuveen NWQ International Value Fund (Class I)	7.5%	3.62%
Nuveen NWQ Large-Cap Value Fund (Class I)	4.6%	14.64%
Nuveen Real Asset Income Fund (Class R6)	1.5%	1.58%
Nuveen Real Estate Securities Fund (Class R6)	2.0%	5.52%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	7.9%	17.95%
Nuveen Small Cap Growth Opportunities Fund (Class R6)	4.2%	33.72%
Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Select Fund (Class R6)	1.6%	14.97%*
Nuveen Small Cap Value Fund (Class R6)	4.1%	15.13%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.6%	29.00%
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	0.5%	1.68%
Nuveen Core Bond Fund (Class R6)	4.4%	(0.86)%
Nuveen Core Plus Bond Fund (Class R6)	2.2%	(0.94)%
Nuveen High Yield Municipal Bond Fund (Class R6)	2.0%	5.32%
Nuveen Inflation Protected Securities Fund (Class R6)	1.1%	0.72%
Nuveen Short Term Bond Fund (Class R6)	8.3%	0.69%
*	Since inception return: Share class commenced operation on February 28, 2018.

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2018.
The beginning of the period is March 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
In addition to the fees and expenses which the Funds bears directly; the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Because the underlying funds have varied expenses and fee levels and the Funds may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These underlying fees and expenses are not reflected in the expenses shown in the tables.
Nuveen Strategy Aggressive Growth Allocation Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.70	$1,015.00	$1,017.70	$1,019.90
Expenses Incurred During the Period	$ 2.54	$ 6.35	$ 3.81	$ 1.27
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During the Period	$ 2.55	$ 6.36	$ 3.82	$ 1.28
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Balanced Allocation Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,008.80	$1,004.80	$1,007.60	$1,011.00
Expenses Incurred During the Period	$ 2.53	$ 6.32	$ 3.80	$ 1.27
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During the Period	$ 2.55	$ 6.36	$ 3.82	$ 1.28
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen Strategy Conservative Allocation Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 999.20	$ 994.70	$ 997.90	$ 999.70
Expenses Incurred During the Period	$ 2.52	$ 6.28	$ 3.78	$ 1.26
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During the Period	$ 2.55	$ 6.36	$ 3.82	$ 1.28
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen Strategy Growth Allocation Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.80	$1,013.50	$1,016.50	$1,019.20
Expenses Incurred During the Period	$ 2.54	$ 6.34	$ 3.81	$ 1.27
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During the Period	$ 2.55	$ 6.36	$ 3.82	$ 1.28
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Strategy Funds, Inc. and Shareholders of
Nuveen Strategy Aggressive Growth Allocation Fund
Nuveen Strategy Balanced Allocation Fund
Nuveen Strategy Conservative Allocation Fund
Nuveen Strategy Growth Allocation Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund, Nuveen Strategy Conservative Allocation Fund, and Nuveen Strategy Growth Allocation Fund (four of the funds constituting Nuveen Strategy Funds, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
October 26, 2018
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Strategy Aggressive Growth Allocation Fund
Portfolio of Investments    August 31, 2018
Shares	Description (1), (2)	Value
	LONG-TERM INVESTMENTS – 97.0%
	EQUITY FUNDS – 83.6%
	Affiliated Equity Funds – 83.6%
489,553	Nuveen Dividend Value Fund (Class R6)	$7,730,036
149,362	Nuveen International Growth Fund (Class R6)	7,341,119
103,596	Nuveen Large Cap Core Fund (Class R6)	3,605,154
76,784	Nuveen Large Cap Growth Fund (Class I)	2,369,562
73,863	Nuveen Large Cap Growth Fund (Class R6)	2,281,634
143,550	Nuveen Large Cap Select Fund (Class I)	4,595,037
116,615	Nuveen Large Cap Value Fund (Class R6)	3,306,037
285,039	Nuveen NWQ International Value Fund (Class I)	7,197,235
430,999	Nuveen NWQ Large-Cap Value Fund (Class I)	3,029,923
27,472	Nuveen Real Asset Income Fund (Class R6)	642,014
67,539	Nuveen Real Estate Securities Fund (Class R6)	1,431,162
122,855	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	5,223,782
75,473	Nuveen Small Cap Growth Opportunities Fund (Class R6)	2,443,820
46,144	Nuveen Small Cap Select Fund (Class R6)	627,096
88,415	Nuveen Small Cap Value Fund (Class R6)	2,446,449
47,849	Nuveen Winslow Large-Cap Growth Fund (Class R6)	2,248,905
	Total Equity Funds (cost $46,585,619)	56,518,965
	FIXED INCOME FUNDS – 13.4%
	Affiliated Fixed Income Funds – 13.4%
412,334	Nuveen Core Bond Fund (Class R6)	3,904,805
30,224	Nuveen High Yield Municipal Bond Fund (Class R6)	522,267
471,984	Nuveen Short Term Bond Fund (Class R6)	4,616,008
	Total Fixed Income Funds (cost $9,106,395)	9,043,080

	Total Long-Term Investments (cost $55,692,014)	65,562,045

Nuveen Strategy Aggressive Growth Allocation Fund (continued)
Portfolio of Investments    August 31, 2018
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 3.3%
	U.S. Government and Agency Obligations – 2.8%
$ 1,900	U.S. Treasury Bills, (4)	0.000%	1/17/19	F1+	$ 1,884,610
	Money Market Funds – 0.5%
381,228	First American Treasury Obligations Fund, Class Z	1.832% (5)	N/A	N/A	381,228
	Total Short-Term Investments (cost $2,265,860)				2,265,838
	Total Investments (cost $57,957,874) – 100.3%				67,827,883
	Other Assets Less Liabilities – (0.3)% (6)				(236,304)
	Net Assets – 100%				$ 67,591,579
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Mini MSCI EAFE Index	Long	62	9/18	$ 6,306,467	$ 6,072,280	$ (234,187)	$(43,710)
Mini MSCI Emerging Markets Index	Long	131	9/18	7,419,474	6,909,595	(509,879)	40,610
Nasdaq 100 E-Mini	Short	(14)	9/18	(2,009,552)	(2,145,150)	(135,598)	(3,430)
Russell 2000® Mini	Short	(68)	9/18	(5,699,271)	(5,918,040)	(218,769)	(19,380)
S&P 500® E-Mini	Short	(46)	9/18	(6,399,879)	(6,674,830)	(274,951)	(230)
S&P MidCap 400® E-Mini	Long	28	9/18	5,619,521	5,727,680	108,159	13,440
Total				$ 5,236,760	$ 3,971,535	$(1,265,225)	$ (12,700)
Total receivable for variation margin on futures contracts							$ 54,050
Total payable for variation margin on futures contracts							$(66,750)
* The aggregate Notional Amount of long and short positions is $19,345,462 and $(14,108,702), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is effective yield as of the end of the reporting period.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International Inc.
N/A	Not Applicable
S&P	Standard & Poor's
See accompanying notes to financial statements.

Nuveen Strategy Balanced Allocation Fund
Portfolio of Investments    August 31, 2018
Shares	Description (1), (2)	Value
	LONG-TERM INVESTMENTS – 97.8%
	EQUITY FUNDS – 59.7%
	Affiliated Equity Funds – 59.7%
965,518	Nuveen Dividend Value Fund (Class R6)	$15,245,539
255,326	Nuveen Global Infrastructure Fund (Class R6)	2,729,430
279,567	Nuveen International Growth Fund (Class R6)	13,740,694
152,453	Nuveen Large Cap Core Fund (Class R6)	5,305,363
178,957	Nuveen Large Cap Growth Fund (Class I)	5,522,608
145,954	Nuveen Large Cap Growth Fund (Class R6)	4,508,509
316,967	Nuveen Large Cap Select Fund (Class I)	10,146,117
224,662	Nuveen Large Cap Value Fund (Class R6)	6,369,168
572,116	Nuveen NWQ International Value Fund (Class I)	14,445,920
826,344	Nuveen NWQ Large-Cap Value Fund (Class I)	5,809,198
140,954	Nuveen Real Asset Income Fund (Class R6)	3,294,101
154,512	Nuveen Real Estate Securities Fund (Class R6)	3,274,113
276,570	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	11,759,738
266,796	Nuveen Small Cap Growth Opportunities Fund (Class R6)	8,638,845
250,581	Nuveen Small Cap Select Fund (Class R6)	3,405,393
314,501	Nuveen Small Cap Value Fund (Class R6)	8,702,244
112,742	Nuveen Winslow Large-Cap Growth Fund (Class R6)	5,298,865
	Total Equity Funds (cost $97,630,245)	128,195,845
	FIXED INCOME FUNDS – 38.1%
	Affiliated Fixed Income Funds – 38.1%
252,748	Nuveen All-American Municipal Bond Fund (Class R6)	2,899,015
3,675,524	Nuveen Core Bond Fund (Class R6)	34,807,214
942,949	Nuveen Core Plus Bond Fund (Class R6)	10,061,267
118,886	Nuveen High Yield Municipal Bond Fund (Class R6)	2,054,351
861,969	Nuveen Inflation Protected Securities Fund (Class R6)	9,533,381
2,309,508	Nuveen Short Term Bond Fund (Class R6)	22,586,984
	Total Fixed Income Funds (cost $81,991,940)	81,942,212

	Total Long-Term Investments (cost $179,622,185)	210,138,057

Nuveen Strategy Balanced Allocation Fund (continued)
Portfolio of Investments    August 31, 2018
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.4%
	U.S. Government and Agency Obligations – 1.8%
$ 3,900	U.S. Treasury Bills, (4)	0.000%	1/17/19	F1+	$ 3,868,410
	Money Market Funds – 0.6%
1,176,723	First American Treasury Obligations Fund, Class Z	1.832% (5)	N/A	N/A	1,176,723
	Total Short-Term Investments (cost $5,045,178)				5,045,133
	Total Investments (cost $184,667,363) – 100.2%				215,183,190
	Other Assets Less Liabilities – (0.2)% (6)				(357,391)
	Net Assets – 100%				$ 214,825,799
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Mini MSCI EAFE Mini Index	Long	151	9/18	$ 15,359,299	$ 14,788,940	$ (570,359)	$(106,455)
Mini MSCI Emerging Markets Index	Long	227	9/18	12,856,647	11,973,115	(883,532)	70,370
Nasdaq 100 E-Mini	Short	(42)	9/18	(6,028,656)	(6,435,450)	(406,794)	(10,290)
Russell 2000® Mini	Short	(333)	9/18	(27,909,666)	(28,980,990)	(1,071,324)	(94,905)
S&P 500® E-Mini	Short	(113)	9/18	(15,721,443)	(16,396,865)	(675,422)	(565)
S&P MidCap 400® E-Mini	Long	21	9/18	4,214,641	4,295,760	81,119	10,080
Total				$(17,229,178)	$(20,755,490)	$(3,526,312)	$ (131,765)
Total receivable for variation margin on futures contracts							$ 80,450
Total payable for variation margin on futures contracts							$(212,215)
* The aggregate Notional Amount of long and short positions is $32,430,587 and $(49,659,765), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is effective yield as of the end of the reporting period.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International Inc.
N/A	Not Applicable
S&P	Standard & Poor's
See accompanying notes to financial statements.

Nuveen Strategy Conservative Allocation Fund
Portfolio of Investments    August 31, 2018
Shares	Description (1), (2)	Value
	LONG-TERM INVESTMENTS – 97.7%
	FIXED INCOME FUNDS – 58.5%
	Affiliated Fixed Income Funds – 58.5%
140,761	Nuveen All-American Municipal Bond Fund (Class R6)	$1,614,529
1,931,781	Nuveen Core Bond Fund (Class R6)	18,293,968
691,557	Nuveen Core Plus Bond Fund (Class R6)	7,378,909
51,538	Nuveen High Yield Municipal Bond Fund (Class R6)	890,581
441,015	Nuveen Inflation Protected Securities Fund (Class R6)	4,877,624
1,199,282	Nuveen Short Term Bond Fund (Class R6)	11,728,981
	Total Fixed Income Funds (cost $45,713,281)	44,784,592
	EQUITY FUNDS – 39.2%
	Affiliated Equity Funds – 39.2%
258,634	Nuveen Dividend Value Fund (Class R6)	4,083,831
222,061	Nuveen Global Infrastructure Fund (Class R6)	2,373,835
46,409	Nuveen International Growth Fund (Class R6)	2,280,980
33,840	Nuveen Large Cap Core Fund (Class R6)	1,177,629
35,976	Nuveen Large Cap Growth Fund (Class I)	1,110,223
39,220	Nuveen Large Cap Growth Fund (Class R6)	1,211,518
75,610	Nuveen Large Cap Select Fund (Class I)	2,420,287
70,207	Nuveen Large Cap Value Fund (Class R6)	1,990,368
81,561	Nuveen NWQ International Value Fund (Class I)	2,059,410
272,754	Nuveen NWQ Large-Cap Value Fund (Class I)	1,917,462
41,303	Nuveen Real Asset Income Fund (Class R6)	965,251
51,196	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	2,176,851
49,717	Nuveen Small Cap Growth Opportunities Fund (Class R6)	1,609,823
134,070	Nuveen Small Cap Select Fund (Class R6)	1,822,006
57,494	Nuveen Small Cap Value Fund (Class R6)	1,590,855
25,326	Nuveen Winslow Large-Cap Growth Fund (Class R6)	1,190,332
	Total Equity Funds (cost $23,993,625)	29,980,661

	Total Long-Term Investments (cost $69,706,906)	74,765,253

Nuveen Strategy Conservative Allocation Fund (continued)
Portfolio of Investments    August 31, 2018
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.5%
	U.S. Government and Agency Obligations – 1.8%
$ 1,400	U.S. Treasury Bills, (4)	0.000%	1/17/19	F1+	$ 1,388,660
	Money Market Funds – 0.7%
507,066	First American Treasury Obligations Fund, Class Z	1.832% (5)	N/A	N/A	507,066
	Total Short-Term Investments (cost $1,895,743)				1,895,726
	Total Investments (cost $71,602,649) – 100.2%				76,660,979
	Other Assets Less Liabilities – (0.2)% (6)				(180,203)
	Net Assets – 100%				$ 76,480,776
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Mini MSCI EAFE Mini Index	Long	68	9/18	$ 6,916,770	$ 6,659,920	$ (256,850)	$(47,940)
Mini MSCI Emerging Markets Index	Long	56	9/18	3,171,684	2,953,720	(217,964)	17,360
Nasdaq 100 E-Mini	Short	(15)	9/18	(2,153,092)	(2,298,375)	(145,283)	(3,675)
Russell 2000® Mini	Short	(156)	9/18	(13,074,798)	(13,576,680)	(501,882)	(44,460)
S&P 500® E-Mini	Short	(6)	9/18	(834,767)	(870,630)	(35,863)	(30)
S&P MidCap 400® E-Mini	Long	4	9/18	802,789	818,240	15,451	1,920
Total				$ (5,171,414)	$ (6,313,805)	$(1,142,391)	$ (76,825)
Total receivable for variation margin on futures contracts							$ 19,280
Total payable for variation margin on futures contracts							$(96,105)
* The aggregate Notional Amount of long and short positions is $10,891,243 and $(16,062,657), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is effective yield as of the end of the reporting period.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International Inc.
N/A	Not Applicable
S&P	Standard & Poor's
See accompanying notes to financial statements.

Nuveen Strategy Growth Allocation Fund
Portfolio of Investments    August 31, 2018
Shares	Description (1), (2)	Value
	LONG-TERM INVESTMENTS – 97.4%
	EQUITY FUNDS – 78.9%
	Affiliated Equity Funds – 78.9%
747,860	Nuveen Dividend Value Fund (Class R6)	$11,808,714
172,302	Nuveen Global Infrastructure Fund (Class R6)	1,841,909
189,232	Nuveen International Growth Fund (Class R6)	9,300,759
159,416	Nuveen Large Cap Core Fund (Class R6)	5,547,678
144,152	Nuveen Large Cap Growth Fund (Class I)	4,448,529
140,689	Nuveen Large Cap Growth Fund (Class R6)	4,345,876
273,197	Nuveen Large Cap Select Fund (Class I)	8,745,052
203,605	Nuveen Large Cap Value Fund (Class R6)	5,772,202
366,329	Nuveen NWQ International Value Fund (Class I)	9,249,819
809,573	Nuveen NWQ Large-Cap Value Fund (Class I)	5,691,298
78,038	Nuveen Real Asset Income Fund (Class R6)	1,823,752
119,770	Nuveen Real Estate Securities Fund (Class R6)	2,537,917
229,654	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	9,764,885
162,112	Nuveen Small Cap Growth Opportunities Fund (Class R6)	5,249,192
141,931	Nuveen Small Cap Select Fund (Class R6)	1,928,842
181,979	Nuveen Small Cap Value Fund (Class R6)	5,035,349
94,160	Nuveen Winslow Large-Cap Growth Fund (Class R6)	4,425,528
	Total Equity Funds (cost $79,609,111)	97,517,301
	FIXED INCOME FUNDS – 18.5%
	Affiliated Fixed Income Funds – 18.5%
57,955	Nuveen All-American Municipal Bond Fund (Class R6)	664,741
578,638	Nuveen Core Bond Fund (Class R6)	5,479,702
251,513	Nuveen Core Plus Bond Fund (Class R6)	2,683,641
145,072	Nuveen High Yield Municipal Bond Fund (Class R6)	2,506,842
116,916	Nuveen Inflation Protected Securities Fund (Class R6)	1,293,088
1,053,065	Nuveen Short Term Bond Fund (Class R6)	10,298,979
	Total Fixed Income Funds (cost $22,908,089)	22,926,993

	Total Long-Term Investments (cost $102,517,200)	120,444,294

Nuveen Strategy Growth Allocation Fund (continued)
Portfolio of Investments    August 31, 2018
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.8%
	U.S. Government and Agency Obligations – 2.4%
$ 3,000	U.S. Treasury Bills, (4)	0.000%	1/17/19	F1+	$ 2,975,700
	Money Market Funds – 0.4%
447,595	First American Treasury Obligations Fund, Class Z	1.832% (5)	N/A	N/A	447,595
	Total Short-Term Investments (cost $3,423,330)				3,423,295
	Total Investments (cost $105,940,530) – 100.2%				123,867,589
	Other Assets Less Liabilities – (0.2)% (6)				(259,159)
	Net Assets – 100%				$ 123,608,430
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Mini MSCI EAFE Mini Index	Long	124	9/18	$ 12,612,934	$ 12,144,560	$ (468,374)	$(87,420)
Mini MSCI Emerging Markets Index	Long	209	9/18	11,837,177	11,023,705	(813,472)	64,790
Nasdaq 100 E-Mini	Short	(25)	9/18	(3,588,486)	(3,830,625)	(242,139)	(6,125)
Russell 2000® Mini	Short	(152)	9/18	(12,739,547)	(13,228,560)	(489,013)	(43,320)
S&P 500® E-Mini	Short	(142)	9/18	(19,756,149)	(20,604,910)	(848,761)	(710)
S&P MidCap 400® E-Mini	Long	23	9/18	4,616,035	4,704,880	88,845	11,040
Total				$ (7,018,036)	$ (9,790,950)	$(2,772,914)	$ (61,745)
Total receivable for variation margin on futures contracts							$ 75,830
Total payable for variation margin on futures contracts							$(137,575)
* The aggregate Notional Amount of long and short positions is $29,066,146 and $(36,084,182), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is effective yield as of the end of the reporting period.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International Inc.
N/A	Not Applicable
S&P	Standard & Poor's
See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2018
	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Assets
Affiliated long-term investments, at value (cost $55,692,014, $179,622,185, $69,706,906 and $102,517,200, respectively)	$65,562,045	$210,138,057	$74,765,253	$120,444,294
Non-Affiliated short-term investments, at value (cost $2,265,860, $5,045,178, $1,895,743 and $3,423,330, respectively)	2,265,838	5,045,133	1,895,726	3,423,295
Receivable for:
Dividends	25,550	204,842	109,954	62,974
Interest	1,072	2,550	799	1,249
Reimbursement from Adviser	3,755	—	—	—
Shares sold	10,872	138,538	5,063	36,510
Variation margin on futures contracts	54,050	80,450	19,280	75,830
Other assets	24,551	35,176	40,344	24,866
Total assets	67,947,733	215,644,746	76,836,419	124,069,018
Liabilities
Payable for:
Dividends	—	—	6,541	—
Investments purchased	25,550	204,842	109,954	62,974
Shares redeemed	179,034	201,059	43,439	134,021
Variation margin on futures contracts	66,750	212,215	96,105	137,575
Accrued expenses:
Directors fees	8	10,090	16,308	14
Management fees	—	9,758	1,541	1,656
Professional fees	24,022	30,601	22,809	26,638
Shareholder servicing agent fees	27,305	71,257	25,421	45,709
12b-1 distribution and service fees	16,833	45,489	18,950	28,734
Other	16,652	33,636	14,575	23,267
Total liabilities	356,154	818,947	355,643	460,588
Net assets	$67,591,579	$214,825,799	$76,480,776	$123,608,430

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Class A Shares
Net assets	$42,422,467	$132,400,431	$50,592,355	$ 79,748,991
Shares outstanding	2,595,034	12,398,262	4,388,747	6,058,198
Net asset value ("NAV") per share	$ 16.35	$ 10.68	$ 11.53	$ 13.16
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 17.35	$ 11.33	$ 12.23	$ 13.96
Class C Shares
Net assets	$ 7,442,134	$ 18,375,660	$ 8,960,673	$ 12,314,196
Shares outstanding	476,775	1,755,278	782,755	965,482
NAV and offering price per share	$ 15.61	$ 10.47	$ 11.45	$ 12.75
Class R3 Shares
Net assets	$ 2,489,479	$ 3,231,483	$ 754,029	$ 2,748,036
Shares outstanding	154,528	306,964	65,573	212,023
NAV and offering price per share	$ 16.11	$ 10.53	$ 11.50	$ 12.96
Class I Shares
Net assets	$15,237,499	$ 60,818,225	$16,173,719	$ 28,797,207
Shares outstanding	928,344	5,712,802	1,403,456	2,174,258
NAV and offering price per share	$ 16.41	$ 10.65	$ 11.52	$ 13.24
Net assets consist of:
Capital paid-in	$54,197,403	$178,713,101	$71,638,103	$101,096,710
Undistributed (Over-distribution of) net investment income	1,262,831	1,086,400	606,681	1,090,092
Accumulated net realized gain (loss)	3,526,561	8,036,783	320,053	6,267,483
Net unrealized appreciation (depreciation)	8,604,784	26,989,515	3,915,939	15,154,145
Net assets	$67,591,579	$214,825,799	$76,480,776	$123,608,430
Authorized shares - per class(1)	10 Billion	10 Billion	10 Billion	10 Billion
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01

(1)	Represent authorized shares for Class A, Class C and Class I. Authorized shares for Class R3 is 20 billion.
See accompanying notes to financial statements.

Statement of Operations
Year Ended August 31, 2018
	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Investment Income
Dividends from affiliated investments	$ 2,425,067	$ 7,164,716	$ 2,335,601	$ 4,593,929
Interest from non-affiliated investments	30,264	63,150	23,010	45,746
Total investment income	2,455,331	7,227,866	2,358,611	4,639,675
Expenses
Management fees	73,263	236,999	86,319	133,344
12b-1 service fees – Class A Shares	109,365	339,561	127,108	201,558
12b-1 distribution and service fees – Class C Shares	98,256	237,039	141,643	165,114
12b-1 distribution and service fees – Class R3 Shares	14,962	16,889	4,410	15,035
Shareholder servicing agent fees	102,623	304,884	83,436	173,590
Custodian fees	10,721	25,947	9,984	16,999
Directors fees	69	143	53	111
Professional fees	39,907	54,027	35,757	46,443
Shareholder reporting expenses	26,010	50,513	23,525	35,617
Federal and state registration fees	65,656	66,982	65,498	66,372
Other	3,064	5,290	5,268	3,609
Total expenses before fee waiver/expense reimbursement	543,896	1,338,274	583,001	857,792
Fee waiver/expense reimbursement	(137,910)	(151,778)	(91,772)	(142,620)
Net expenses	405,986	1,186,496	491,229	715,172
Net investment income (loss)	2,049,345	6,041,370	1,867,382	3,924,503
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	1,688,344	7,965,988	852,813	3,401,648
Non-affiliated investments	—	20,979	145	—
Capital gain distributions from Underlying Funds	4,594,144	10,475,321	2,382,715	8,566,388
Futures contracts	(569,709)	(5,873,216)	(1,931,713)	(2,780,198)
Total net realized gain (loss)	5,712,779	12,589,072	1,303,960	9,187,838
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	405,150	(3,508,374)	(645,907)	369,143
Non-affiliated investments	(704)	(1,302)	(448)	(1,112)
Futures contracts	(1,490,266)	(4,030,551)	(1,465,617)	(3,079,864)
Total change in net unrealized appreciation (depreciation)	(1,085,820)	(7,540,227)	(2,111,972)	(2,711,833)
Net realized and unrealized gain (loss)	4,626,959	5,048,845	(808,012)	6,476,005
Net increase (decrease) in net assets from operations	$ 6,676,304	$11,090,215	$ 1,059,370	$10,400,508
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Strategy Aggressive Growth Allocation		Strategy Balanced Allocation
	Year Ended 8/31/18	Year Ended 8/31/17	Year Ended 8/31/18	Year Ended 8/31/17
Operations
Net investment income (loss)	$ 2,049,345	$ 776,389	$ 6,041,370	$ 4,143,025
Total net realized gain (loss)	5,712,779	2,907,081	12,589,072	3,488,854
Total change in net unrealized appreciation (depreciation)	(1,085,820)	5,706,681	(7,540,227)	12,434,955
Net increase (decrease) in net assets from operations	6,676,304	9,390,151	11,090,215	20,066,834
Distributions to Shareholders
From net investment income:
Class A Shares	(699,651)	(612,178)	(3,290,509)	(2,006,673)
Class C Shares	(86,687)	(65,880)	(443,134)	(210,823)
Class R3 Shares	(40,976)	(35,305)	(71,640)	(54,823)
Class I Shares	(316,166)	(286,784)	(1,996,715)	(1,641,798)
From accumulated net realized gains:
Class A Shares	(1,918,983)	(851,775)	(2,333,197)	(2,197,891)
Class C Shares	(459,881)	(203,958)	(425,045)	(463,193)
Class R3 Shares	(133,857)	(59,627)	(58,459)	(66,574)
Class I Shares	(801,911)	(334,881)	(1,298,514)	(1,548,689)
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,458,112)	(2,450,388)	(9,917,213)	(8,190,464)
Fund Share Transactions
Proceeds from sale of shares	9,017,081	5,897,392	19,782,744	22,578,369
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,129,282	2,271,031	9,452,062	7,748,671
	13,146,363	8,168,423	29,234,806	30,327,040
Cost of shares redeemed	(22,459,541)	(21,476,986)	(70,837,286)	(75,550,040)
Net increase (decrease) in net assets from Fund share transactions	(9,313,178)	(13,308,563)	(41,602,480)	(45,223,000)
Net increase (decrease) in net assets	(7,094,986)	(6,368,800)	(40,429,478)	(33,346,630)
Net assets at the beginning of period	74,686,565	81,055,365	255,255,277	288,601,907
Net assets at the end of period	$ 67,591,579	$ 74,686,565	$214,825,799	$255,255,277
Undistributed (Over-distribution of) net investment income at the end of period	$ 1,262,831	$ 356,966	$ 1,086,400	$ 852,703

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Strategy Conservative Allocation		Strategy Growth Allocation
	Year Ended 8/31/18	Year Ended 8/31/17	Year Ended 8/31/18	Year Ended 8/31/17
Operations
Net investment income (loss)	$ 1,867,382	$ 1,711,328	$ 3,924,503	$ 1,751,589
Total net realized gain (loss)	1,303,960	(647,574)	9,187,838	2,679,927
Total change in net unrealized appreciation (depreciation)	(2,111,972)	3,588,430	(2,711,833)	10,315,836
Net increase (decrease) in net assets from operations	1,059,370	4,652,184	10,400,508	14,747,352
Distributions to Shareholders
From net investment income:
Class A Shares	(880,828)	(1,851,169)	(2,043,299)	(996,059)
Class C Shares	(148,280)	(510,469)	(314,463)	(97,035)
Class R3 Shares	(13,127)	(26,829)	(67,648)	(42,075)
Class I Shares	(402,997)	(851,425)	(951,117)	(528,252)
From accumulated net realized gains:
Class A Shares	—	—	(1,994,978)	(2,168,814)
Class C Shares	—	—	(440,275)	(536,905)
Class R3 Shares	—	—	(73,260)	(115,088)
Class I Shares	—	—	(859,847)	(955,266)
Return of capital:
Class A Shares	—	(34,869)	—	—
Class C Shares	—	(12,002)	—	—
Class R3 Shares	—	(551)	—	—
Class I Shares	—	(15,127)	—	—
Decrease in net assets from distributions to shareholders	(1,445,232)	(3,302,441)	(6,744,887)	(5,439,494)
Fund Share Transactions
Proceeds from sale of shares	15,814,526	11,175,539	10,584,019	10,022,707
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,310,402	2,968,654	6,390,396	5,228,389
	17,124,928	14,144,193	16,974,415	15,251,096
Cost of shares redeemed	(31,333,523)	(25,663,084)	(33,798,961)	(32,826,753)
Net increase (decrease) in net assets from Fund share transactions	(14,208,595)	(11,518,891)	(16,824,546)	(17,575,657)
Net increase (decrease) in net assets	(14,594,457)	(10,169,148)	(13,168,925)	(8,267,799)
Net assets at the beginning of period	91,075,233	101,244,381	136,777,355	145,045,154
Net assets at the end of period	$ 76,480,776	$ 91,075,233	$123,608,430	$136,777,355
Undistributed (Over-distribution of) net investment income at the end of period	$ 606,681	$ (27,501)	$ 1,090,092	$ 542,886
See accompanying notes to financial statements.

Financial Highlights
Strategy Aggressive Growth Allocation
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/01)
2018	$15.87	$0.46	$ 1.01	$ 1.47	$(0.25)	$(0.74)	$(0.99)	$16.35
2017	14.49	0.16	1.68	1.84	(0.19)	(0.27)	(0.46)	15.87
2016	14.20	0.19	0.56	0.75	(0.14)	(0.32)	(0.46)	14.49
2015	16.67	0.49	(1.19)	(0.70)	(0.48)	(1.29)	(1.77)	14.20
2014	14.48	0.38	2.45	2.83	(0.47)	(0.17)	(0.64)	16.67
Class C (09/01)
2018	15.20	0.31	0.97	1.28	(0.13)	(0.74)	(0.87)	15.61
2017	13.88	0.04	1.64	1.68	(0.09)	(0.27)	(0.36)	15.20
2016	13.61	0.09	0.53	0.62	(0.03)	(0.32)	(0.35)	13.88
2015	16.04	0.37	(1.16)	(0.79)	(0.35)	(1.29)	(1.64)	13.61
2014	13.94	0.27	2.35	2.62	(0.35)	(0.17)	(0.52)	16.04
Class R3 (10/96)
2018	15.66	0.42	0.98	1.40	(0.21)	(0.74)	(0.95)	16.11
2017	14.29	0.11	1.69	1.80	(0.16)	(0.27)	(0.43)	15.66
2016	14.01	0.16	0.55	0.71	(0.11)	(0.32)	(0.43)	14.29
2015	16.47	0.45	(1.18)	(0.73)	(0.44)	(1.29)	(1.73)	14.01
2014	14.31	0.33	2.43	2.76	(0.43)	(0.17)	(0.60)	16.47
Class I (09/01)
2018	15.93	0.52	0.99	1.51	(0.29)	(0.74)	(1.03)	16.41
2017	14.54	0.20	1.69	1.89	(0.23)	(0.27)	(0.50)	15.93
2016	14.25	0.24	0.55	0.79	(0.18)	(0.32)	(0.50)	14.54
2015	16.73	0.54	(1.21)	(0.67)	(0.52)	(1.29)	(1.81)	14.25
2014	14.53	0.44	2.44	2.88	(0.51)	(0.17)	(0.68)	16.73

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

9.45%	$42,422	0.69%	2.66%	0.50%	2.85%	17%
13.12	43,716	0.69	0.88	0.50	1.07	14
5.49	47,793	0.65	1.25	0.50	1.40	22
(4.20)	50,354	0.66	3.02	0.50	3.18	20
19.92	60,400	0.65	2.24	0.47	2.43	42

8.56	7,442	1.44	1.81	1.25	2.00	17
12.38	10,594	1.44	0.12	1.25	0.31	14
4.71	10,917	1.40	0.51	1.25	0.66	22
(4.98)	11,377	1.41	2.34	1.25	2.50	20
19.08	13,432	1.40	1.55	1.22	1.74	42

9.10	2,489	0.94	2.40	0.75	2.59	17
12.94	3,063	0.94	0.59	0.75	0.77	14
5.20	3,866	0.90	1.00	0.75	1.15	22
(4.47)	3,926	0.91	2.86	0.75	3.01	20
19.63	4,495	0.90	1.93	0.72	2.12	42

9.68	15,237	0.44	2.98	0.25	3.17	17
13.42	17,313	0.44	1.12	0.25	1.31	14
5.75	18,459	0.40	1.57	0.25	1.72	22
(3.98)	22,489	0.41	3.38	0.25	3.53	20
20.21	27,785	0.40	2.61	0.22	2.79	42
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Strategy Balanced Allocation
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/01)
2018	$10.64	$0.27	$ 0.22	$ 0.49	$(0.26)	$(0.19)	$(0.45)	$10.68
2017	10.16	0.16	0.62	0.78	(0.14)	(0.16)	(0.30)	10.64
2016	10.34	0.19	0.27	0.46	(0.22)	(0.42)	(0.64)	10.16
2015	12.07	0.37	(0.67)	(0.30)	(0.44)	(0.99)	(1.43)	10.34
2014	11.10	0.30	1.48	1.78	(0.31)	(0.50)	(0.81)	12.07
Class C (09/01)
2018	10.45	0.18	0.22	0.40	(0.19)	(0.19)	(0.38)	10.47
2017	9.99	0.08	0.61	0.69	(0.07)	(0.16)	(0.23)	10.45
2016	10.17	0.12	0.26	0.38	(0.14)	(0.42)	(0.56)	9.99
2015	11.89	0.27	(0.65)	(0.38)	(0.35)	(0.99)	(1.34)	10.17
2014	10.94	0.21	1.46	1.67	(0.22)	(0.50)	(0.72)	11.89
Class R3 (10/96)
2018	10.49	0.24	0.22	0.46	(0.23)	(0.19)	(0.42)	10.53
2017	10.04	0.13	0.61	0.74	(0.13)	(0.16)	(0.29)	10.49
2016	10.21	0.17	0.27	0.44	(0.19)	(0.42)	(0.61)	10.04
2015	11.94	0.33	(0.66)	(0.33)	(0.41)	(0.99)	(1.40)	10.21
2014	10.99	0.27	1.46	1.73	(0.28)	(0.50)	(0.78)	11.94
Class I (09/01)
2018	10.61	0.30	0.21	0.51	(0.28)	(0.19)	(0.47)	10.65
2017	10.13	0.18	0.63	0.81	(0.17)	(0.16)	(0.33)	10.61
2016	10.31	0.22	0.26	0.48	(0.24)	(0.42)	(0.66)	10.13
2015	12.04	0.38	(0.65)	(0.27)	(0.47)	(0.99)	(1.46)	10.31
2014	11.07	0.33	1.48	1.81	(0.34)	(0.50)	(0.84)	12.04

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

4.60%	$132,400	0.56%	2.47%	0.50%	2.54%	12%
7.92	138,541	0.55	1.47	0.50	1.52	18
4.84	147,744	0.54	1.91	0.50	1.96	15
(2.54)	157,215	0.54	3.35	0.50	3.39	21
16.70	204,710	0.54	2.51	0.47	2.59	28

3.82	18,376	1.31	1.69	1.25	1.76	12
7.08	25,755	1.30	0.73	1.25	0.79	18
3.99	31,831	1.29	1.18	1.25	1.22	15
(3.20)	37,514	1.29	2.47	1.25	2.50	21
15.85	41,296	1.29	1.76	1.22	1.84	28

4.37	3,231	0.81	2.22	0.75	2.28	12
7.56	3,988	0.80	1.24	0.75	1.30	18
4.61	4,227	0.79	1.72	0.75	1.76	15
(2.77)	5,497	0.79	2.97	0.75	3.01	21
16.36	7,159	0.79	2.23	0.72	2.30	28

4.86	60,818	0.31	2.78	0.25	2.84	12
8.21	86,970	0.30	1.73	0.25	1.79	18
5.01	104,799	0.29	2.17	0.25	2.21	15
(2.22)	117,133	0.29	3.41	0.25	3.45	21
17.03	132,820	0.29	2.78	0.22	2.86	28

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Strategy Conservative Allocation
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (09/01)
2018	$11.57	$0.26	$(0.10)	$ 0.16	$(0.20)	$ —	$ —	$(0.20)	$11.53
2017	11.39	0.21	0.38	0.59	(0.40)	—	(0.01)	(0.41)	11.57
2016	11.39	0.26	0.19	0.45	(0.36)	(0.09)	—	(0.45)	11.39
2015	12.43	0.40	(0.71)	(0.31)	(0.30)	(0.43)	—	(0.73)	11.39
2014	11.46	0.33	1.01	1.34	(0.30)	(0.07)	—	(0.37)	12.43
Class C (09/01)
2018	11.50	0.17	(0.10)	0.07	(0.12)	—	—	(0.12)	11.45
2017	11.32	0.13	0.37	0.50	(0.31)	—	(0.01)	(0.32)	11.50
2016	11.32	0.18	0.19	0.37	(0.28)	(0.09)	—	(0.37)	11.32
2015	12.35	0.30	(0.69)	(0.39)	(0.21)	(0.43)	—	(0.64)	11.32
2014	11.39	0.23	1.01	1.24	(0.21)	(0.07)	—	(0.28)	12.35
Class R3 (10/96)
2018	11.54	0.22	(0.09)	0.13	(0.17)	—	—	(0.17)	11.50
2017	11.36	0.18	0.38	0.56	(0.37)	—	(0.01)	(0.38)	11.54
2016	11.36	0.23	0.19	0.42	(0.33)	(0.09)	—	(0.42)	11.36
2015	12.40	0.38	(0.72)	(0.34)	(0.27)	(0.43)	—	(0.70)	11.36
2014	11.43	0.30	1.01	1.31	(0.27)	(0.07)	—	(0.34)	12.40
Class I (09/01)
2018	11.57	0.29	(0.11)	0.18	(0.23)	—	—	(0.23)	11.52
2017	11.38	0.24	0.38	0.62	(0.42)	—	(0.01)	(0.43)	11.57
2016	11.38	0.29	0.19	0.48	(0.39)	(0.09)	—	(0.48)	11.38
2015	12.43	0.43	(0.71)	(0.28)	(0.34)	(0.43)	—	(0.77)	11.38
2014	11.45	0.35	1.03	1.38	(0.33)	(0.07)	—	(0.40)	12.43

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

1.38%	$50,592	0.61%	2.14%	0.50%	2.24%	16%
5.33	52,315	0.58	1.80	0.50	1.88	18
4.15	55,774	0.56	2.27	0.50	2.33	11
(2.45)	59,298	0.55	3.31	0.50	3.36	20
11.86	77,765	0.57	2.37	0.47	2.71	20

0.57	8,961	1.36	1.35	1.25	1.45	16
4.56	15,731	1.33	1.08	1.25	1.16	18
3.46	20,696	1.31	1.52	1.25	1.58	11
(3.28)	22,521	1.30	2.52	1.25	2.57	20
11.00	25,195	1.32	1.82	1.22	1.92	20

1.12	754	0.86	1.81	0.75	1.92	16
5.06	887	0.83	1.54	0.75	1.62	18
3.97	850	0.81	2.01	0.75	2.07	11
(2.82)	1,048	0.80	3.14	0.75	3.19	20
11.61	1,640	0.81	2.38	0.72	2.48	20

1.55	16,174	0.36	2.36	0.25	2.46	16
5.66	22,143	0.33	2.05	0.25	2.13	18
4.47	23,925	0.31	2.50	0.25	2.56	11
(2.36)	24,785	0.30	3.60	0.25	3.65	20
12.23	26,525	0.32	2.83	0.22	2.93	20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Strategy Growth Allocation
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/01)
2018	$12.81	$0.39	$ 0.62	$ 1.01	$(0.33)	$(0.33)	$(0.66)	$13.16
2017	11.98	0.16	1.14	1.30	(0.15)	(0.32)	(0.47)	12.81
2016	11.87	0.20	0.44	0.64	(0.21)	(0.32)	(0.53)	11.98
2015	13.47	0.41	(0.85)	(0.44)	(0.41)	(0.75)	(1.16)	11.87
2014	12.10	0.33	1.86	2.19	(0.37)	(0.45)	(0.82)	13.47
Class C (09/01)
2018	12.43	0.28	0.60	0.88	(0.23)	(0.33)	(0.56)	12.75
2017	11.63	0.07	1.11	1.18	(0.06)	(0.32)	(0.38)	12.43
2016	11.53	0.11	0.42	0.53	(0.11)	(0.32)	(0.43)	11.63
2015	13.11	0.31	(0.83)	(0.52)	(0.31)	(0.75)	(1.06)	11.53
2014	11.79	0.23	1.81	2.04	(0.27)	(0.45)	(0.72)	13.11
Class R3 (10/96)
2018	12.62	0.35	0.61	0.96	(0.29)	(0.33)	(0.62)	12.96
2017	11.80	0.13	1.12	1.25	(0.11)	(0.32)	(0.43)	12.62
2016	11.70	0.17	0.42	0.59	(0.17)	(0.32)	(0.49)	11.80
2015	13.29	0.38	(0.85)	(0.47)	(0.37)	(0.75)	(1.12)	11.70
2014	11.95	0.29	1.84	2.13	(0.34)	(0.45)	(0.79)	13.29
Class I (09/01)
2018	12.89	0.43	0.61	1.04	(0.36)	(0.33)	(0.69)	13.24
2017	12.04	0.19	1.16	1.35	(0.18)	(0.32)	(0.50)	12.89
2016	11.93	0.23	0.44	0.67	(0.24)	(0.32)	(0.56)	12.04
2015	13.54	0.47	(0.88)	(0.41)	(0.45)	(0.75)	(1.20)	11.93
2014	12.16	0.37	1.86	2.23	(0.40)	(0.45)	(0.85)	13.54

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

7.96%	$ 79,749	0.61%	2.87%	0.50%	2.98%	15%
11.23	80,143	0.61	1.19	0.50	1.30	13
5.67	82,793	0.59	1.61	0.50	1.70	17
(3.31)	88,018	0.59	3.17	0.50	3.27	21
18.73	101,906	0.59	2.41	0.47	2.53	31

7.11	12,314	1.36	2.09	1.25	2.20	15
10.46	18,465	1.36	0.45	1.25	0.55	13
4.77	20,171	1.34	0.86	1.25	0.95	17
(3.99)	22,444	1.35	2.47	1.25	2.57	21
17.87	25,405	1.34	1.70	1.22	1.82	31

7.71	2,748	0.86	2.64	0.75	2.75	15
11.02	3,935	0.86	0.95	0.75	1.05	13
5.27	4,674	0.84	1.38	0.75	1.47	17
(3.49)	6,794	0.84	2.94	0.75	3.04	21
18.39	7,935	0.84	2.15	0.72	2.27	31

8.19	28,797	0.36	3.13	0.25	3.24	15
11.62	34,234	0.36	1.45	0.25	1.56	13
5.84	37,408	0.34	1.86	0.25	1.95	17
(3.02)	39,407	0.34	3.58	0.25	3.68	21
19.02	47,781	0.34	2.70	0.22	2.83	31

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Strategy Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Strategy Aggressive Growth Allocation Fund (“Strategy Aggressive Growth Allocation”), Nuveen Strategy Balanced Allocation Fund (“Strategy Balanced Allocation”), Nuveen Strategy Conservative Allocation Fund (“Strategy Conservative Allocation”) and Nuveen Strategy Growth Allocation Fund (“Strategy Growth Allocation”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Minnesota on June 19, 1996.
The end of the reporting period for the Funds is August 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2018 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Strategy Aggressive Growth Allocation’s investment objective is to seek a high level of capital growth. Strategy Balanced Allocation’s investment objective is to seek both capital growth and current income. Strategy Conservative Allocation’s investment objective is to seek a high level of current income consistent with limited risk to capital. Strategy Growth Allocation’s investment objective is to seek capital growth with a moderate level of current income.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.
Investment Income
Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gain distributions from the Underlying Funds are recognized as a component of “Capital gain distributions from Underlying Funds" on the Statement of Operations.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually for Strategy Aggressive Growth Allocation and Strategy Growth Allocation and quarterly for Strategy Balanced Allocation. Dividends from net investment income, if any, are declared daily (monthly prior to January 1, 2018) and distributed monthly for Strategy Conservative Allocation. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets (settled shares for Strategy Conservative Allocation) of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from

Notes to Financial Statements (continued)
sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
The Underlying Funds in which the Funds invest are valued at their respective NAVs on valuation date. Securities and other assets for which market quotations are available, including non-affiliated ETFs in which the Funds may invest, are valued at the last sales price on the securities exchange on which such securities are primarily traded. These securities are generally classified as Level 1.
Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Strategy Aggressive Growth Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Equity Funds	$56,518,965	$ —	$ —	$56,518,965
Fixed Income Funds	9,043,080	—	—	9,043,080
Short-Term Investments:
U.S. Government and Agency Obligations	—	1,884,610	—	1,884,610
Money Market Funds	381,228	—	—	381,228
Investments in Derivatives:
Futures Contracts**	(1,265,225)	—	—	(1,265,225)
Total	$64,678,048	$1,884,610	$ —	$66,562,658

Strategy Balanced Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Equity Funds	$128,195,845	$ —	$ —	$128,195,845
Fixed Income Funds	81,942,212	—	—	81,942,212
Short-Term Investments:
U.S. Government and Agency Obligations	—	3,868,410	—	3,868,410
Money Market Funds	1,176,723	—	—	1,176,723
Investments in Derivatives:
Futures Contracts**	(3,526,312)	—	—	(3,526,312)
Total	$207,788,468	$3,868,410	$ —	$211,656,878

Strategy Conservative Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Fixed Income Funds	$44,784,592	$ —	$ —	$44,784,592
Equity Funds	29,980,661	—	—	29,980,661
Short-Term Investments:
U.S. Government and Agency Obligations	—	1,388,660	—	1,388,660
Money Market Funds	507,066	—	—	507,066
Investments in Derivatives:
Futures Contracts**	(1,142,391)	—	—	(1,142,391)
Total	$74,129,928	$1,388,660	$ —	$75,518,588

Strategy Growth Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Equity Funds	$ 97,517,301	$ —	$ —	$ 97,517,301
Fixed Income Funds	22,926,993	—	—	22,926,993
Short-Term Investments:
U.S. Government and Agency Obligations	—	2,975,700	—	2,975,700
Money Market Funds	447,595	—	—	447,595
Investments in Derivatives:
Futures Contracts**	(2,772,914)	—	—	(2,772,914)
Total	$118,118,975	$2,975,700	$ —	$121,094,675

*	Refer to the Fund’s Portfolio of Investments for further information on the Underlying Funds in which the Fund invests.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

Notes to Financial Statements (continued)
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in future contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, each Fund tactically used additional equity and currency futures to adjust its allocation to equity investments and currency exposures.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Average notional amount of futures contracts outstanding*	$38,469,398	$88,480,104	$29,029,463	$68,496,994

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategy Aggressive Growth Allocation
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$108,159	Payable for variation margin on futures contracts*	$(863,505)
Equity	Futures contracts	Receivable for variation margin on futures contracts*	(509,879)	—	—
Total			$(401,720)		$(863,505)

	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategy Balanced Allocation
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$81,119	Payable for variation margin on futures contracts*	$(2,723,899)
Equity	Futures contracts	Receivable for variation margin on futures contracts*	(883,532)	—	—
Total			$(802,413)		$(2,723,899)
Strategy Conservative Allocation
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$15,451	Payable for variation margin on futures contracts*	$(939,878)
Equity	Futures contracts	Receivable for variation margin on futures contracts*	(217,964)	—	—
Total			$(202,513)		$(939,878)
Strategy Growth Allocation
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$88,845	Payable for variation margin on futures contracts*	$(2,048,287)
Equity	Futures contracts	Receivable for variation margin on futures contracts*	(813,472)	—	—
Total			$(724,627)		$(2,048,287)
*     Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolio of Investments, and not the asset and/or liability derivative location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in net Unrealized Appreciation (Depreciation) of Futures Contracts
Strategy Aggressive Growth Allocation
	Equity	Futures contracts	$ (581,651)	$(1,507,211)
	Foreign currency exchange rate	Futures contracts	11,942	16,945
Total			$ (569,709)	$(1,490,266)
Strategy Balanced Allocation
	Equity	Futures contracts	$(5,915,700)	$(4,085,624)
	Foreign currency exchange rate	Futures contracts	42,484	55,073
Total			$(5,873,216)	$(4,030,551)
Strategy Conservative Allocation
	Equity	Futures contracts	$(1,946,641)	$(1,486,799)
	Foreign currency exchange rate	Futures contracts	14,928	21,182
Total			$(1,931,713)	$(1,465,617)
Strategy Growth Allocation
	Equity	Futures contracts	$(2,801,097)	$(3,109,519)
	Foreign currency exchange rate	Futures contracts	20,899	29,655
Total			$(2,780,198)	$(3,079,864)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 8/31/18		Year Ended 8/31/17
Strategy Aggressive Growth Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	208,299	$ 3,363,751	168,409	$ 2,499,089
Class A – automatic conversion of Class C Shares	63,902	1,019,326	—	—
Class C	44,048	685,363	33,652	477,957
Class R3	42,077	670,615	51,300	745,097
Class I	200,474	3,278,026	145,981	2,175,249
Shares issued to shareholders due to reinvestment of distributions:
Class A	161,802	2,594,100	101,128	1,452,341
Class C	34,581	528,980	19,023	262,050
Class R3	10,834	171,183	6,565	93,065
Class I	51,857	835,019	32,189	463,575
	817,874	13,146,363	558,247	8,168,423
Shares redeemed:
Class A	(592,984)	(9,658,227)	(814,611)	(12,070,613)
Class C	(232,218)	(3,578,705)	(141,838)	(2,019,587)
Class C – automatic conversion to Class A Shares	(66,835)	(1,019,326)	—	—
Class R3	(94,065)	(1,512,354)	(134,036)	(1,944,254)
Class I	(410,624)	(6,690,929)	(361,210)	(5,442,532)
	(1,396,726)	(22,459,541)	(1,451,695)	(21,476,986)
Net increase (decrease)	(578,852)	$ (9,313,178)	(893,448)	$(13,308,563)

	Year Ended 8/31/18		Year Ended 8/31/17
Strategy Balanced Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	814,285	$ 8,670,215	1,092,661	$ 11,176,756
Class A – automatic conversion of Class C Shares	71,418	751,364	—	—
Class C	168,245	1,769,642	298,875	2,981,006
Class R3	54,074	570,133	84,633	850,259
Class I	751,841	8,021,390	743,852	7,570,348
Shares issued to shareholders due to reinvestment of distributions:
Class A	504,898	5,400,991	402,196	4,014,227
Class C	78,066	821,155	62,428	609,110
Class R3	12,324	130,021	12,347	121,347
Class I	290,848	3,099,895	301,573	3,003,987
	2,745,999	29,234,806	2,998,565	30,327,040
Shares redeemed:
Class A	(2,014,492)	(21,563,362)	(3,012,042)	(30,683,722)
Class C	(882,943)	(9,227,772)	(1,083,193)	(10,870,314)
Class C – automatic conversion to Class A Shares	(72,732)	(751,364)	—	—
Class R3	(139,609)	(1,480,414)	(138,070)	(1,384,423)
Class I	(3,529,856)	(37,814,374)	(3,189,980)	(32,611,581)
	(6,639,632)	(70,837,286)	(7,423,285)	(75,550,040)
Net increase (decrease)	(3,893,633)	$(41,602,480)	(4,424,720)	$(45,223,000)

	Year Ended 8/31/18		Year Ended 8/31/17
Strategy Conservative Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	461,945	$ 5,305,416	439,207	$ 4,938,422
Class A – automatic conversion of Class C Shares	20,631	236,187	—	—
Class C	57,395	663,713	136,312	1,516,322
Class R3	6,950	80,454	11,973	135,147
Class I	810,775	9,528,756	407,103	4,585,648
Shares issued to shareholders due to reinvestment of distributions:
Class A	69,784	811,933	155,909	1,734,498
Class C	12,221	141,565	43,606	480,064
Class R3	1,123	13,046	2,470	27,380
Class I	29,569	343,858	65,304	726,712
	1,470,393	17,124,928	1,261,884	14,144,193
Shares redeemed:
Class A	(685,138)	(7,948,491)	(969,596)	(10,925,373)
Class C	(634,508)	(7,258,309)	(639,721)	(7,164,359)
Class C – automatic conversion to Class A Shares	(20,761)	(236,187)	—	—
Class R3	(19,340)	(222,014)	(12,384)	(138,621)
Class I	(1,351,409)	(15,668,522)	(659,395)	(7,434,731)
	(2,711,156)	(31,333,523)	(2,281,096)	(25,663,084)
Net increase (decrease)	(1,240,763)	$(14,208,595)	(1,019,212)	$(11,518,891)

	Year Ended 8/31/18		Year Ended 8/31/17
Strategy Growth Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	392,342	$ 5,120,178	359,592	$ 4,361,355
Class A – automatic conversion of Class C Shares	61,632	796,695	—	—
Class C	47,797	606,476	104,509	1,226,898
Class R3	22,527	290,629	45,410	542,014
Class I	285,711	3,770,041	318,017	3,892,440
Shares issued to shareholders due to reinvestment of distributions:
Class A	307,410	3,998,986	268,079	3,146,062
Class C	58,725	741,736	54,252	618,049
Class R3	10,994	140,908	13,586	157,163
Class I	115,345	1,508,766	110,776	1,307,115
	1,302,483	16,974,415	1,274,221	15,251,096
Shares redeemed:
Class A	(959,649)	(12,541,804)	(1,284,835)	(15,553,034)
Class C	(563,512)	(7,132,208)	(407,461)	(4,825,099)
Class C – automatic conversion to Class A Shares	(63,513)	(796,695)	—	—
Class R3	(133,335)	(1,724,301)	(143,157)	(1,715,907)
Class I	(883,669)	(11,603,953)	(878,113)	(10,732,713)
	(2,603,678)	(33,798,961)	(2,713,566)	(32,826,753)
Net increase (decrease)	(1,301,195)	$(16,824,546)	(1,439,345)	$(17,575,657)

Notes to Financial Statements (continued)
5.  Investment Transactions
Long-term purchases and sales (excluding derivative transactions) during the current fiscal period were as follows:
	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Purchases:
Affiliated investments	$11,787,913	$28,265,302	$13,379,658	$19,856,361
Non-affiliated investments	—	—	—	—
Sales:
Affiliated investments	20,803,538	73,338,549	28,315,105	36,631,828
Non-affiliated investments	—	—	—	—
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2018.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Tax cost of investments	$58,294,256	$187,306,085	$72,185,719	$106,339,699
Gross unrealized:
Appreciation	$10,869,350	$ 33,171,286	$ 6,366,473	$ 19,660,565
Depreciation	(1,335,723)	(5,294,181)	(1,891,213)	(2,132,675)
Net unrealized appreciation (depreciation) of investments	$ 9,533,627	$ 27,877,105	$ 4,475,260	$ 17,527,890

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Tax cost of futures contracts	$(1,265,225)	$(3,526,312)	$(1,142,391)	$(2,772,914)
Net unrealized appreciation (depreciation) of futures contracts	—	—	—	—
Permanent differences, primarily due to tax equalization and distribution reallocations, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2018, the Funds’ tax year end, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Capital paid-in	$ 697,966	$ 1,291,196	$(205,194)	$ 621,625
Undistributed (Over-distribution of) net investment income	—	(5,675)	212,032	(770)
Accumulated net realized gain (loss)	(697,966)	(1,285,521)	(6,838)	(620,855)
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of August 31, 2018, the Funds’ tax year end, were as follows:
	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Undistributed net tax-exempt income[1]	$ 44,561	$ —	$ —	$ 171,349
Undistributed net ordinary income[1,2]	1,218,270	1,096,471	695,571	918,743
Undistributed net long-term capital gains	2,597,718	7,149,193	—	3,893,738

[1]	Undistributed net tax-exempt income and ordinary income (on a tax basis) for Strategy Conservative Allocation has not been reduced for the dividend declared on August 31, 2018 and paid on September 4, 2018.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended August 31, 2018 and August 31, 2017, was designated for purposes of the dividends paid deduction as follows:
2018	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net tax-exempt income[3]	$ 149,484	$ 314,118	$ 135,786	$ 380,350
Distributions from net ordinary income[2]	1,542,492	5,487,880	1,369,839	3,190,486
Distributions from net long-term capital gains	2,766,136	4,115,215	—	3,174,051
Return of capital	—	—	—	—

2017	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net tax-exempt income	$ —	$ —	$ 276,888	$ —
Distributions from net ordinary income[2]	1,000,147	4,198,778	2,965,477	1,814,324
Distributions from net long-term capital gains	1,450,241	3,991,686	—	3,625,170
Return of capital	—	—	62,549	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended August 31, 2018, as Exempt Interest Dividends.
As of August 31, 2018, the Funds' tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Strategy Conservative Allocation
Not subject to expiration:
Short-term	$239,268
Long-term	—
Total	$239,268

Notes to Financial Statements (continued)
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The annual management fee, payable monthly, for each Fund, is 0.10% of the average daily net assets of each Fund. Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
The Adviser has agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board.
Other Transactions with Affiliates
Information regarding each Fund's investments in affiliated investment companies as of the end of the reporting period were as follows:
Nuveen Strategy Aggressive Growth Allocation Fund
Description	Shares as of 8/31/18	Value as of 8/31/17	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)*	Change in Unrealized Appreciation (Depreciation)	Value as of 8/31/18	Dividend Income*	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	489,553	$ 7,785,656	$ 1,013,428	$ 1,350,000	$ —	$ (67,772)	$ 348,724	$ 7,730,036	$ 301,762	$ 711,666
Nuveen International Growth Fund (Class R6)	149,362	6,406,853	1,320,659	995,000	—	153,814	454,793	7,341,119	20,659	—
Nuveen Large Cap Core Fund (Class R6)	103,596	3,040,347	713,780	505,000	—	101,143	254,884	3,605,154	277,885	85,894
Nuveen Large Cap Growth Fund (Class R6)	73,863	—	376,492	430,000	2,706,280	(108,391)	(262,747)	2,281,634	155,425	221,067
Nuveen Large Cap Growth Fund (Class I)	76,784	—	—	—	1,888,400	—	481,162	2,369,562	—	—
Nuveen Large Cap Growth Opportunities Fund (Class R6)	—	2,333,749	599,814	130,000	(2,706,280)	(3,526)	(93,757)	—	111,828	487,986
Nuveen Large Cap Select Fund (Class I)	143,550	4,155,865	380,849	775,000	—	394,705	438,618	4,595,037	30,849	—
Nuveen Large Cap Value Fund (Class R6)	116,615	3,379,213	344,470	720,000	—	82,361	219,993	3,306,037	284,376	60,095
Nuveen NWQ International Value Fund (Class I)	285,039	6,291,117	1,505,481	575,000	—	(16,471)	(7,892)	7,197,235	205,481	—
Nuveen NWQ Large-Cap Value Fund (Class I)	430,999	3,043,125	731,251	450,000	—	(289,975)	(4,478)	3,029,923	88,852	642,399
Nuveen Real Asset Income Fund (Class R6)	27,472	843,000	42,025	210,000	—	15,625	(48,636)	642,014	42,025	—
Nuveen Real Estate Securities Fund (Class R6)	67,539	1,481,956	182,617	125,000	—	(6,607)	(101,804)	1,431,162	73,498	109,119
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	122,855	2,339,700	196,450	510,000	3,171,803	163,336	(137,507)	5,223,782	46,633	149,817
Nuveen Small Cap Growth Opportunities Fund (Class R6)	75,473	2,541,563	256,552	820,000	—	76,453	389,252	2,443,820	120,045	136,507
Nuveen Small Cap Select Fund (Class I)	—	624,222	63,258	—	(758,248)	—	70,768	—	29,430	33,828
Nuveen Small Cap Select Fund (Class R6)	46,144	—	—	150,000	758,248	(31,716)	50,564	627,096	—	—
Nuveen Small Cap Value Fund (Class R6)	88,415	2,515,905	26,409	425,000	—	118,814	210,321	2,446,449	16,642	9,768
Nuveen Symphony International Equity Fund (Class I)	—	2,675,359	112,430	2,910,628	—	558,898	(436,059)	—	60,825	51,604
Nuveen Symphony Large-Cap Growth Fund (Class I)	—	2,312,247	745,973	525,000	(1,888,400)	100,095	(744,915)	—	80,979	664,995
Nuveen Symphony Low Volatility Equity Fund (Class R6)	—	3,042,704	1,029,110	610,000	(3,171,803)	68,471	(358,482)	—	123,366	905,743
Nuveen Winslow Large-Cap Growth Fund (Class R6)	47,849	2,336,867	387,656	695,000	—	113,050	106,332	2,248,905	64,000	323,656
Affiliated Fixed Income Funds
Nuveen Core Bond Fund (Class R6)	412,334	2,450,732	1,533,497	4,574	—	—	(74,850)	3,904,805	73,922	—
Nuveen High Yield Municipal Bond Fund (Class R6)	30,224	3,754,573	70,524	3,325,000	—	315,560	(293,390)	522,267	70,525	—
Nuveen Short Term Bond Fund (Class R6)	471,984	9,130,214	155,188	4,563,336	—	(50,314)	(55,744)	4,616,008	146,851	—
Total		$ 72,484,967	$ 11,787,913	$ 20,803,538	$ —	$1,687,553	$ 405,150	$ 65,562,045	$2,425,858	$ 4,594,144
*     Totals exclude a change in estimated return of capital recorded by the Fund during the current reporting period for an affiliated investment company held during the prior reporting period. Such change in estimate occurred upon receiving the reporting of the actual character of the dividends received from the affiliated investment company. If such change in estimate were included the total Net Realized Gain (Loss) and Dividend Income would be $1,688,344 and $2,425,067, respectively.

Nuveen Strategy Balanced Allocation Fund
Description	Shares as of 8/31/18	Value as of 8/31/17	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)*	Change in Unrealized Appreciation (Depreciation)	Value as of 8/31/18	Dividend Income*	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	965,518	$ 15,892,355	$ 2,009,473	$ 3,240,000	$ —	$ 177,169	$ 406,542	$ 15,245,539	$ 596,085	$ 1,413,388
Nuveen Global Infrastructure Fund (Class R6)	255,326	2,977,017	174,182	200,000	—	(746)	(221,023)	2,729,430	143,301	30,881
Nuveen International Growth Fund (Class R6)	279,567	13,180,229	2,837,398	3,450,000	—	662,292	510,775	13,740,694	37,398	—
Nuveen Large Cap Core Fund (Class R6)	152,453	6,810,464	697,785	2,915,000	—	578,808	133,306	5,305,363	540,189	157,596
Nuveen Large Cap Growth Fund (Class R6)	145,954	—	749,909	1,950,000	4,832,359	146,442	729,799	4,508,509	307,413	442,496
Nuveen Large Cap Growth Fund (Class I)	178,957	—	—	—	4,401,142	—	1,121,466	5,522,608	—	—
Nuveen Large Cap Growth Opportunities Fund (Class R6)	—	5,773,865	1,462,044	400,000	(4,832,359)	109,064	(2,112,614)	—	272,580	1,189,464
Nuveen Large Cap Select Fund (Class I)	316,967	10,921,414	79,962	2,975,000	—	1,249,482	870,259	10,146,117	79,962	—
Nuveen Large Cap Value Fund (Class R6)	224,662	6,982,517	698,630	1,925,000	—	237,588	375,433	6,369,168	576,750	121,880
Nuveen NWQ International Value Fund (Class I)	572,116	13,066,173	3,213,243	1,825,000	—	10,254	(18,750)	14,445,920	413,243	—
Nuveen NWQ Large-Cap Value Fund (Class I)	826,344	6,626,923	1,501,418	1,725,000	—	(1,007,250)	413,107	5,809,198	182,433	1,318,986
Nuveen Real Asset Income Fund (Class R6)	140,954	3,242,879	189,552	—	—	—	(138,330)	3,294,101	189,553	—
Nuveen Real Estate Securities Fund (Class R6)	154,512	4,380,636	437,382	1,300,000	—	155,038	(398,943)	3,274,113	180,434	256,948
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	276,570	5,696,380	484,457	1,515,000	6,578,255	365,976	149,670	11,759,738	113,320	371,137
Nuveen Small Cap Growth Opportunities Fund (Class R6)	266,796	9,767,796	994,906	3,855,000	—	381,259	1,349,884	8,638,845	465,532	529,374
Nuveen Small Cap Select Fund (Class I)	—	3,283,010	291,705	437,000	(3,355,705)	(97,251)	315,241	—	135,711	155,993
Nuveen Small Cap Select Fund (Class R6)	250,581	—	—	200,000	3,355,705	(26,880)	276,568	3,405,393	—	—
Nuveen Small Cap Value Fund (Class R6)	314,501	9,457,774	101,423	2,100,000	—	600,711	642,336	8,702,244	63,911	37,512
Nuveen Symphony International Equity Fund (Class I)	—	5,527,631	244,431	6,039,604	—	1,285,313	(1,017,771)	—	132,239	112,192
Nuveen Symphony Large-Cap Growth Fund (Class I)	—	5,504,504	1,747,410	1,350,000	(4,401,142)	367,480	(1,868,252)	—	190,257	1,557,153
Nuveen Symphony Low Volatility Equity Fund (Class R6)	—	7,003,821	2,285,299	1,725,000	(6,578,255)	333,922	(1,319,787)	—	275,496	2,009,803
Nuveen Winslow Large-Cap Growth Fund (Class R6)	112,742	5,563,311	922,882	1,750,000	—	329,118	233,554	5,298,865	152,364	770,518
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	252,748	3,150,662	112,608	300,000	—	3,406	(67,661)	2,899,015	112,607	—
Nuveen Core Bond Fund (Class R6)	3,675,524	34,276,235	5,493,468	3,848,924	—	(347,013)	(766,552)	34,807,214	858,544	—
Nuveen Core Plus Bond Fund (Class R6)	942,949	11,317,147	351,317	1,379,630	—	113,729	(341,296)	10,061,267	116,688	—
Nuveen High Yield Municipal Bond Fund (Class R6)	118,886	16,520,492	308,118	14,855,000	—	2,336,528	(2,255,787)	2,054,351	308,118	—
Nuveen Inflation Protected Securities Fund (Class R6)	861,969	10,768,512	335,898	1,305,000	—	(15,023)	(251,006)	9,533,381	335,898	—
Nuveen Short Term Bond Fund (Class R6)	2,309,508	33,187,265	540,402	10,773,391	—	(108,750)	(258,542)	22,586,984	510,012	—
Total		$ 250,879,012	$ 28,265,302	$73,338,549	$ —	$ 7,840,666	$(3,508,374)	$ 210,138,057	$7,290,038	$ 10,475,321
*     Totals exclude a change in estimated return of capital recorded by the Fund during the current reporting period for an affiliated investment company held during the prior reporting period. Such change in estimate occurred upon receiving the reporting of the actual character of the dividends received from the affiliated investment company. If such change in estimate were included total Net Realized Gain (Loss) and Dividend Income would be $7,965,988 and $7,164,716, respectively.

Notes to Financial Statements (continued)
Nuveen Strategy Conservative Allocation Fund
Description	Shares as of 8/31/18	Value as of 8/31/17	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 8/31/18	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	258,634	$ 4,388,932	$ 869,638	$ 1,330,000	$ —	$ 35,628	$ 119,633	$ 4,083,831	$ 163,560	$ 386,077
Nuveen Global Infrastructure Fund (Class R6)	222,061	3,106,745	172,769	680,000	—	96,258	(321,937)	2,373,835	142,139	30,631
Nuveen International Growth Fund (Class R6)	46,409	2,264,778	606,801	780,000	—	108,752	80,649	2,280,980	6,801	—
Nuveen Large Cap Core Fund (Class R6)	33,840	1,273,924	143,286	385,000	—	86,077	59,342	1,177,629	110,593	32,693
Nuveen Large Cap Growth Fund (Class R6)	39,220	—	358,681	350,000	1,268,025	(28,865)	(36,323)	1,211,518	82,468	116,212
Nuveen Large Cap Growth Fund (Class I)	35,976	—	—	—	907,328	—	202,895	1,110,223	—	—
Nuveen Large Cap Growth Opportunities Fund (Class R6)	—	1,135,737	309,149	—	(1,268,025)	—	(176,861)	—	57,637	251,512
Nuveen Large Cap Select Fund (Class I)	75,610	2,842,406	130,112	1,090,000	—	277,365	260,404	2,420,287	20,112	—
Nuveen Large Cap Value Fund (Class R6)	70,207	1,885,644	440,201	515,000	—	26,925	152,598	1,990,368	165,275	34,926
Nuveen NWQ International Value Fund (Class I)	81,561	1,689,058	555,168	170,000	—	(1,858)	(12,958)	2,059,410	55,168	—
Nuveen NWQ Large-Cap Value Fund (Class I)	272,754	1,891,653	704,557	485,000	—	(330,980)	137,232	1,917,462	55,232	399,325
Nuveen Real Asset Income Fund (Class R6)	41,303	1,073,815	61,813	125,000	—	1,454	(46,831)	965,251	61,813	—
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	51,196	1,016,316	87,297	215,000	1,220,779	67,395	64	2,176,851	20,518	66,779
Nuveen Small Cap Growth Opportunities Fund (Class R6)	49,717	1,831,319	185,703	725,000	—	66,625	251,176	1,609,823	86,893	98,810
Nuveen Small Cap Select Fund (Class I)	—	1,990,615	371,727	110,000	(2,276,611)	(22,360)	46,629	—	93,850	107,876
Nuveen Small Cap Select Fund (Class R6)	134,070	—	—	695,000	2,276,611	(22,922)	263,317	1,822,006	—	—
Nuveen Small Cap Value Fund (Class R6)	57,494	1,594,560	127,952	343,000	—	61,613	149,730	1,590,855	11,312	6,640
Nuveen Symphony International Equity Fund (Class I)	—	1,067,230	47,193	1,165,148	—	277,637	(226,912)	—	25,532	21,661
Nuveen Symphony Large-Cap Growth Fund (Class I)	—	1,076,368	548,981	440,000	(907,328)	41,199	(319,220)	—	37,849	311,132
Nuveen Symphony Low Volatility Equity Fund (Class R6)	—	1,272,746	416,827	315,000	(1,220,779)	46,177	(199,971)	—	50,388	366,439
Nuveen Winslow Large-Cap Growth Fund (Class R6)	25,326	1,097,487	392,059	425,000	—	28,767	97,019	1,190,332	30,057	152,002
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	140,761	1,981,244	214,909	535,000	—	(3,530)	(43,094)	1,614,529	74,912	—
Nuveen Core Bond Fund (Class R6)	1,931,781	19,560,167	3,720,460	4,321,528	—	(378,016)	(287,115)	18,293,968	478,932	—
Nuveen Core Plus Bond Fund (Class R6)	691,557	8,842,964	957,490	2,235,807	—	(96,564)	(89,174)	7,378,909	86,683	—
Nuveen High Yield Municipal Bond Fund (Class R6)	51,538	5,056,691	107,510	4,290,000	—	488,788	(472,408)	890,581	107,510	—
Nuveen Inflation Protected Securities Fund (Class R6)	441,015	5,698,265	676,789	1,347,000	—	(19,798)	(130,632)	4,877,624	176,789	—
Nuveen Short Term Bond Fund (Class R6)	1,199,282	15,641,463	1,172,041	4,904,732	—	(87,311)	(92,480)	11,728,981	257,309	—
Nuveen Strategic Income Fund (Class R6)	—	213,667	545	337,890	—	134,357	(10,679)	—	(123,731)	—
Total		$89,493,794	$ 13,379,658	$28,315,105	$ —	$ 852,813	$ (645,907)	$74,765,253	$2,335,601	$2,382,715

Nuveen Strategy Growth Allocation Fund
Description	Shares as of 8/31/18	Value as of 8/31/17	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)*	Change in Unrealized Appreciation (Depreciation)	Value as of 8/31/18	Dividend Income*	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	747,860	$ 12,192,799	$ 1,579,543	$ 2,395,000	$ —	$ (61,943)	$ 493,315	$ 11,808,714	$ 470,790	$ 1,108,754
Nuveen Global Infrastructure Fund (Class R6)	172,302	1,870,867	109,463	—	—	—	(138,421)	1,841,909	90,056	19,407
Nuveen International Growth Fund (Class R6)	189,232	8,230,410	2,025,468	1,680,000	—	144,971	579,910	9,300,759	25,468	—
Nuveen Large Cap Core Fund (Class R6)	159,416	5,895,145	670,765	1,700,000	—	331,925	349,843	5,547,678	514,494	156,267
Nuveen Large Cap Growth Fund (Class R6)	140,689	—	732,656	1,335,000	5,088,731	(10,776)	(129,735)	4,345,876	296,804	435,853
Nuveen Large Cap Growth Fund (Class I)	144,152	—	—	—	3,706,691	—	741,838	4,448,529	—	—
Nuveen Large Cap Growth Opportunities Fund (Class R6)	—	4,630,384	1,260,396	—	(5,088,731)	—	(802,049)	—	234,985	1,025,411
Nuveen Large Cap Select Fund (Class I)	273,197	8,897,696	67,635	2,015,000	—	615,895	1,178,826	8,745,052	67,635	—
Nuveen Large Cap Value Fund (Class R6)	203,605	5,736,992	609,104	1,100,000	—	122,416	403,690	5,772,202	502,843	106,262
Nuveen NWQ International Value Fund (Class I)	366,329	7,974,721	2,249,232	925,000	—	(34,510)	(14,624)	9,249,819	249,232	—
Nuveen NWQ Large-Cap Value Fund (Class I)	809,573	5,666,281	1,361,585	780,000	—	(517,822)	(38,746)	5,691,298	165,442	1,196,143
Nuveen Real Asset Income Fund (Class R6)	78,038	1,968,291	114,118	175,000	—	(3,417)	(80,240)	1,823,752	114,118	—
Nuveen Real Estate Securities Fund (Class R6)	119,770	2,801,933	345,660	400,000	—	(31,695)	(177,981)	2,537,917	139,349	206,311
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	229,654	4,630,867	377,269	1,115,000	5,836,725	372,102	(337,078)	9,764,885	89,703	287,567
Nuveen Small Cap Growth Opportunities Fund (Class R6)	162,112	5,294,063	563,121	1,605,000	—	155,412	841,596	5,249,192	263,493	299,628
Nuveen Small Cap Select Fund (Class I)	—	1,743,007	176,634	—	(2,120,716)	—	201,075	—	82,177	94,458
Nuveen Small Cap Select Fund (Class R6)	141,931	—	—	250,000	2,120,716	(66,359)	124,485	1,928,842	—	—
Nuveen Small Cap Value Fund (Class R6)	181,979	5,012,301	56,430	710,000	—	194,336	482,282	5,035,349	35,559	20,871
Nuveen Symphony International Equity Fund (Class I)	—	4,461,057	181,701	4,848,222	—	968,422	(762,958)	—	98,302	83,399
Nuveen Symphony Large-Cap Growth Fund (Class I)	—	4,590,368	1,402,694	1,250,000	(3,706,691)	207,438	(1,243,809)	—	152,413	1,250,282
Nuveen Symphony Low Volatility Equity Fund (Class R6)	—	5,780,786	1,903,347	1,445,000	(5,836,725)	201,135	(603,543)	—	229,948	1,673,397
Nuveen Winslow Large-Cap Growth Fund (Class R6)	94,160	4,697,128	721,494	1,450,000	—	237,303	219,603	4,425,528	119,116	602,378
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	57,955	853,581	30,318	200,000	—	(2,456)	(16,702)	664,741	30,318	—
Nuveen Core Bond Fund (Class R6)	578,638	2,852,990	2,715,254	5,314	—	—	(83,228)	5,479,702	94,940	—
Nuveen Core Plus Bond Fund (Class R6)	251,513	2,708,981	85,523	54,351	—	—	(56,512)	2,683,641	31,172	—
Nuveen High Yield Municipal Bond Fund (Class R6)	145,072	8,582,214	219,928	6,315,000	—	638,104	(618,404)	2,506,842	219,928	—
Nuveen Inflation Protected Securities Fund (Class R6)	116,916	1,434,701	44,396	150,000	—	(2,295)	(33,714)	1,293,088	44,396	—
Nuveen Short Term Bond Fund (Class R6)	1,053,065	14,948,845	252,627	4,728,941	—	(63,976)	(109,576)	10,298,979	238,686	—
Total		$133,456,408	$19,856,361	$36,631,828	$ —	$ 3,394,210	$ 369,143	$120,444,294	$4,601,367	$8,566,388
*     Totals exclude a change in estimated return of capital recorded by the Fund during the current reporting period for an affiliated investment company held during the prior reporting period. Such change in estimate occurred upon receiving the reporting of the actual character of the dividends received from the affiliated investment company. If such change in estimate were included total Net Realized Gain (Loss) and Dividend Income would be $3,401,648 and $4,593,929, respectively.
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Sales charges collected (Unaudited)	$37,844	$71,710	$14,860	$61,903
Paid to financial intermediaries (Unaudited)	33,132	63,231	13,141	54,302

Notes to Financial Statements (continued)
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Commission advances (Unaudited)	$4,045	$11,290	$4,383	$3,327
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
12b-1 fees retained (Unaudited)	$4,428	$12,717	$6,888	$5,074
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
CDSC retained (Unaudited)	$495	$2,092	$ —	$850
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The credit facility expires in July 2019 unless extended.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:
Strategy Balanced Allocation
Maximum Outstanding Balance	$7,400,000

During the following Fund's utilization period, during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
Strategy Balanced Allocation
Average daily balance outstanding	$7,400,000
Average annual interest rate	2.43%
Borrowing outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
U.S. Bank National
Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
% QDI	91.6%	38.4%	30.5%	48.2%
% DRD	65.9%	27.4%	24.5%	36.4%
Long-Term Capital Gain Distributions: The following Funds hereby designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852 (b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2018:
	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Growth Allocation
Long-term capital gain dividends	$3,464,102	$5,406,411	$3,795,676
Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Mixed-Asset Target Allocation Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Morningstar Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek above-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (Unaudited) (continued)
Morningstar Moderate Target Risk Index: An index that represents a portfolio of global equities, bonds, and traditional inflation hedges, such as commodities and TIPS. This portfolio is held in a static allocation of 60% equities and 40% fixed income, which is appropriate for U.S. investors who seek average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Morningstar Moderately Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Morningstar Moderately Conservative Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
NASDAQ-100 E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks the top 100 large-cap, non-financial issues in The NASDAQ Stock Market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings)less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 2000® E-Mini Index: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks the performance of the 2,000 smallest companies in the Russell 3000®Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500® E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks 500 of the leading large-cap U.S. company stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
S&P MidCap 400®E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks 400 medium-sized U.S. company stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Directors (the “Board,” and each Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•	Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;
•	Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;
•	Risk Management Enhancements - continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;
•	Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and
•	Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For Nuveen Strategy Aggressive Growth Allocation Fund (the “Aggressive Growth Allocation Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the first quartile of its Performance Peer Group in such periods. The Board, however, recognized that the Performance Peer Group was classified as low in relevancy. The Board further considered the Fund’s positive absolute returns over the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Strategy Balanced Allocation Fund (the “Balanced Allocation Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the third quartile of its Performance Peer Group in such periods. The Board also noted the Fund’s positive absolute returns over the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Strategy Conservative Allocation Fund (the “Conservative Allocation Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods and the Fund ranked in the fourth quartile of its Performance Peer Group in the three-year period, the Fund ranked in the second quartile in the one-year period and third quartile in the five-year period. The Board also noted the Fund’s positive absolute returns over the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Strategy Growth Allocation Fund (the “Growth Allocation Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group in the one-year period and third quartile in the three- and five-year periods. The Board also noted the Fund’s positive absolute returns over the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. The Independent Board Members recognized that the Funds operated as fund-of-funds and therefore indirectly paid a pro rata share of the expenses of the underlying funds, including advisory fees (the “indirect expenses”). The Independent Board Members therefore reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any), indirect expenses, and net total expense ratio (including indirect expenses) in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.
In their review of the fee arrangements for the Nuveen funds, the boards governing such funds considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules (if any), and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. (As described in further detail below, the Funds do not have complex-wide or fund-level breakpoint schedules.) The boards noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
of such funds. The boards considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser and, as described below, comparative data of the fees the Sub-Adviser charges to other clients.
With respect to the Aggressive Growth Allocation Fund and the Growth Allocation Fund, the Board noted that each such Fund did not incur a management fee after taking into account fee waivers and expense reimbursements for the last fiscal year and had a net total expense ratio below the average of its respective Peer Group. With respect to the Balanced Allocation Fund and the Conservative Allocation Fund, the Board noted that each such Fund’s net management fee and net total expense ratio were below the averages of its respective Peer Group.
In addition, the Independent Board Members recognized that many of the underlying funds may be advised by the Adviser and sub-advised by an affiliated person of the Adviser. Accordingly, the Adviser and affiliated sub-advisers may receive advisory fees from the underlying funds in which the Funds invest, and the Funds will indirectly bear their pro rata portion of these fees as well as the other expenses of the underlying funds. In considering the services provided by the Fund Advisers to the Funds and the fee arrangements, the Board determined, however, that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Nuveen fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the boards governing the Nuveen funds had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds.
The Board, however, noted that given their unique nature, the Funds do not have breakpoint schedules. In this regard, the Independent Board Members noted that the Funds were not assessed a complex-level fee as this is assessed at the Nuveen underlying fund-level. The Independent Board Members further recognized that the Funds nevertheless would benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds.
The Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the temporary expense cap applicable to each Fund), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017 for the Nuveen funds. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders. The Independent Board Members also concluded that the absence of a fund-level and/or complex-level breakpoint schedule or arrangement (as applicable) was acceptable.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Directors
and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of Directors of the Funds is currently set at eleven. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	166
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	166

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	166
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	166
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	166
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Director	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	166
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	166
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	166
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	164

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Interested Director:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	166

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	80
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	166
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	166
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	166
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	166
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	166
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	166
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.	166
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	166
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	166
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	166

Directors and Officers (Unaudited) (continued)
(1)          Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)         On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Securities offered through Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-FAA-0818D621967-INV-Y-10/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended August 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	19,159	0	4,520	0
Nuveen Strategy Balanced Allocation Fund	19,176	0	2,930	0
Nuveen Strategy Conservative Allocation Fund	19,159	0	2,930	0
Nuveen Strategy Growth Allocation Fund	19,164	0	4,520	0

Total	$76,657	$0	$14,900	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Balanced Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Growth Allocation Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	18,542	1,371	4,845	0
Nuveen Strategy Balanced Allocation Fund	18,553	1,371	4,390	0
Nuveen Strategy Conservative Allocation Fund	18,540	1,371	2,845	0
Nuveen Strategy Growth Allocation Fund	18,544	1,371	4,845	0

Total	$74,179	$5,484	$16,925	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Balanced Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Growth Allocation Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2018	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	4,520	0	0
Nuveen Strategy Balanced Allocation Fund	2,930	0	0
Nuveen Strategy Conservative Allocation Fund	2,930	0	0
Nuveen Strategy Growth Allocation Fund	4,520	0	0

Total	$14,900	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended August 31, 2017	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	4,845	0	0
Nuveen Strategy Balanced Allocation Fund	4,390	0	0
Nuveen Strategy Conservative Allocation Fund	2,845	0	0
Nuveen Strategy Growth Allocation Fund	4,845	0	0

Total	$16,925	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Funds), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Strategy Funds, Inc.

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: November 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: November 7, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: November 7, 2018